                                                                    EXHIBIT 10.2

                              SETTLEMENT AGREEMENT

         This Settlement Agreement (this "AGREEMENT"), dated as of the 8th day of October 2002, is by and among EOTT Energy Partners, L.P., a Delaware limited partnership, EOTT Energy Corp., a Delaware corporation, EOTT Energy General Partner, LLC, a Delaware limited liability company, EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership, EOTT Energy Operating Limited Partnership, a Delaware limited partnership, EOTT Energy Canada Limited Partnership, a Delaware limited partnership, EOTT Energy Liquids, L.P., a Delaware limited partnership, EOTT Energy Finance Corp., a Delaware corporation, and EOTT Canada Ltd., an Alberta corporation (collectively, the "EOTT PARTIES"), on the one hand, and Enron Corp., an Oregon corporation and as debtor-in-possession, Enron North America Corp., a Delaware corporation and as debtor-in-possession, Enron Energy Services, Inc., a Delaware corporation and as debtor-in-possession, Enron Pipeline Services Company, a Delaware corporation, EGP Fuels Company, a Delaware corporation, and Enron Gas Liquids, Inc., a Delaware corporation and as debtor-in-possession (collectively, the "ENRON PARTIES"), on the other. The EOTT Parties and the Enron Parties are collectively referred to herein as the "PARTIES".

                                    RECITALS

         WHEREAS, the Parties have certain claims against and certain disputes exist among one another;

         WHEREAS, Enron Corp., Enron North America Corp., Enron Energy Services, Inc. and Enron Gas Liquids, Inc. are debtors in chapter 11 cases, styled In re Enron Corp., et al., Case No. 01-16034 (AJG) (Chapter 11) (the "ENRON CHAPTER 11 CASES"), pending in the United States Bankruptcy Court for the Southern District of New York (the "ENRON BANKRUPTCY COURT");

         WHEREAS, certain of the EOTT Parties intend to file for protection under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas; and

         WHEREAS, following extensive, arms' length and good faith negotiations, the Parties desire to compromise and settle such claims and disputes as set forth in this Agreement, and the Parties intend that the full terms and conditions of their compromise and settlement be set forth in this Agreement;

         NOW, THEREFORE, in consideration of the recitals, covenants, releases, and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:


                             AGREEMENT AND RELEASES

         1.       Definitions.

         "Agreed Payments" means the rights of the Parties to payment pursuant to paragraph B of the Stipulation.

         "Agreement" has the meaning assigned to such term in the Recitals.

         "Approval Date" means the date on which both the Final EOTT Order shall have been entered in the EOTT Bankruptcy Court and the Final Enron Order shall have been entered in the Enron Bankruptcy Court.

         "Assumed Obligations" has the meaning assigned to such term in Section 11 hereof.

         "Bankruptcy Code" means title 11 of the United States Code, as amended.

         "Business Day" means a day other than a Saturday, Sunday or such other day on which commercial banks in Houston, Texas are authorized or required by law to close.

         "Cash Payment" has the meaning assigned to such term in Section 5 hereof.

         "Claims" has the meaning assigned to such term in Section 8(a) hereof.

         "Closing Date" shall mean (i) the later of (a) the second Business Day following the Approval Date and (b) the Effective Date (as such term is defined under the Employee Transition Agreement) or (ii) such other date as agreed to by the Parties.

         "Damages" has the meaning assigned to such term in Section 8(a) hereof.

         "Determination Order" has the meaning assigned to such term in Section 20 hereof.

         "Disputed Amount" has the meaning assigned to such term in Section 20 hereof.

         "Dispute Notice" has the meaning assigned to such term in Section 20 hereof.

         "EGPFC" means EGP Fuels Company, a Delaware corporation.

         "Employee Benefits Payments" means the Monthly Employee Benefits Payments together with the Fixed Employee Benefits Amount.

         "Employees" has the meaning assigned to such term in Section 7 hereof.

         "Employee Transition Agreement" means the agreement between EPSC, EOTT GP, EOTT Energy Pipeline Limited Partnership and EOTT Energy Operating Limited Partnership, substantially in the form of Exhibit A hereto.

         "Enron" means Enron Corp., an Oregon corporation.

         "Enron Bankruptcy Court" has the meaning assigned to such term in the Recitals.

         "Enron Chapter 11 Cases" has the meaning assigned to such term in the Recitals.

         "Enron Consent" means that certain written consent of Enron, as the sole stockholder of the EOTT GP, consenting to the filing of a voluntary petition in bankruptcy on behalf of EOTT GP and EOTT in the Southern District of Texas, in the form of Exhibit B hereto.

         "Enron Corporate Services Agreement" means that certain Corporate Services Agreement between Enron and EOTT GP, as general partner of EOTT, EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Canada Limited Partnership, dated as of March 24, 1994, and any amendments thereto, if any.

         "Enron Debtor Parties" means, collectively, Enron, Enron North America Corp., Enron Energy Services, Inc., Enron Gas Liquids, Inc. and all such other Enron Parties which are debtors in the Enron Chapter 11 Cases as of the date hereof.

         "Enron Documents" means, collectively, this Agreement, the Employee Transition Agreement, the Enron Consent, the ROFR Waiver, the Termination Agreements, the Lien Releases and the Restructuring Agreement.

         "Enron Parties" has the meaning assigned to such term in the Recitals.

         "EOTT" means EOTT Energy Partners, L.P., a Delaware limited partnership.

         "EOTT Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of Texas presiding over the EOTT Chapter 11 Cases.

         "EOTT Chapter 11 Cases" means the jointly administered chapter 11 cases of the EOTT Parties.

         "EOTT Designee" means Randy Schorre.

         "EOTT Documents" means, collectively, this Agreement, the Employee Transition Agreement, the Note, the Guaranty, the Letter of Credit, the Termination Agreements and the Restructuring Agreement.

         "EOTT GP" means EOTT Energy Corp., a Delaware corporation.

         "EOTT Indemnity" has the meaning assigned to such term in Section 9 hereof.

         "EOTT LLC" means EOTT Energy General Partner, LLC, a Delaware limited liability company.

         "EOTT Operating Subsidiaries" means, collectively, EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership, EOTT Energy Operating Limited Partnership, a Delaware limited partnership, EOTT Energy Canada Limited Partnership, a Delaware limited partnership, and EOTT Energy Liquids, L.P., a Delaware limited partnership.

         "EOTT Parties" has the meaning assigned to such term in the Recitals.

         "EOTT Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of EOTT Energy Partners, L.P., as amended.

         "EOTT Petition Date" means the date upon which the EOTT Chapter 11 Cases were commenced or, if the EOTT Chapter 11 Cases are not filed concurrently, the last date upon which any of the EOTT Chapter 11 Cases are commenced.

         "EOTT Plan of Reorganization" means the plan(s) of reorganization filed by the EOTT Parties in the EOTT Chapter 11 Cases.

         "EPSC" means Enron Pipeline Services Company, a Delaware corporation.

         "EPSC Corporate Services Agreement" means that certain Corporate Services Agreement between EOTT GP and EPSC, dated effective December 1, 2000, and any amendments thereto, if any.

         "Excluded Enron Claims" has the meaning assigned to such term in
Section 8(a) hereof.

         "Excluded EOTT Claims" has the meaning assigned to such term in Section 8(b) hereof.

         "Existing Letters of Credit" means the letters of credit posted for the benefit of TST Briar Lake Limited Partnership and Travelers/Aetna Property Casualty Corp.

         "Final Enron Order" means an order of the Enron Bankruptcy Court, in form and substance reasonably satisfactory to the EOTT Parties, approving the Settlement Documents, the operation or effect of which has not been stayed, reversed, vacated or modified in a manner that would deprive a Party of the material benefits of the Settlement Documents, and as to which order the time to appeal or to seek review or rehearing has expired and to which (a) no appeal or request for review or rehearing was filed or (b) if an appeal or request for review or rehearing was filed, such an appeal or request for review or rehearing is no longer pending. The Final Enron Order shall include, without limitation, the following: (i) the compromise and settlement set forth herein is the result of good faith, arm's length negotiations; (ii) the compromise and settlement reflected herein constitutes the exchange of reasonably equivalent value between the Parties to resolve the claims and disputes as set forth in this Agreement;
(iii) the compromise and settlement set forth herein is fair and reasonable to all Parties and in no way unjustly enriches any of the Parties; (iv) the consideration to be exchanged pursuant to this compromise and settlement (including, but not limited to, the obligations set forth in the Settlement Documents) constitute the contemporaneous exchange of new value and legal, valid and effective transfers; (v) the provisions of the Final Enron Order and any actions taken pursuant thereto shall survive entry of any order which may be entered (x) converting any of the Enron Chapter 11 Cases to a chapter 7 case,
(y) confirming or consummating any plan(s) of reorganization of any or all of the Enron Debtor Parties, or (z) dismissing any of the Enron Chapter 11 Cases and the terms and provisions of the Final Enron Order shall continue in this or any superseding case under the Bankruptcy Code; (vi) the Note, the Guaranty, the Letter of Credit and the Assumed Obligations contemplated by the compromise and settlement and approved in the Final Order shall not be discharged by the entry of an order confirming or consummating any plan(s) of reorganization of any or all of the Enron Debtor Parties; (vii) the provisions of the Final Enron Order shall inure to the benefit of the Enron Parties and shall be binding upon the Enron Parties and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed as a legal representative of any of the Enron Debtor Parties and shall also be binding upon all creditors of the Enron Debtor Parties and other parties in interest and (viii) no subsequent orders or any confirmed plan of reorganization shall change or modify any rights or obligations under this Agreement.

         "Final EOTT Order" means an order of the EOTT Bankruptcy Court, in form and substance reasonably satisfactory to the Enron Parties, approving the Settlement Documents, the operation or effect of which has not been stayed, reversed, vacated or modified in a manner that would deprive a Party of the material benefits of the Settlement Documents, and as to which order the time to appeal or to seek review or rehearing has expired and to which (i) no appeal or request for review or rehearing was filed or (ii) if an appeal or request for review or rehearing was filed, such an appeal or request for review or rehearing is no longer pending. The Final EOTT Order shall include, without limitation, the following: (i) the compromise and settlement set forth herein is the result of good faith, arm's length negotiations; (ii) the compromise and settlement reflected herein constitutes the exchange of reasonably equivalent value between the Parties to resolve the claims and disputes as set forth in this Agreement;
(iii) the compromise and settlement set forth herein is fair and reasonable to all Parties and in no way unjustly enriches any of the Parties; (iv) the consideration to be exchanged pursuant to this compromise and settlement (including, but not limited to, the obligations set forth in the Settlement Documents) constitute the contemporaneous exchange of new value and legal, valid and effective transfers; (v) the provisions of the Final EOTT Order and any actions taken pursuant thereto shall survive entry of any order which may be entered (x) converting any of the EOTT Chapter 11 Cases to a chapter 7 case, (y) confirming or consummating any plan(s) of reorganization of any or all of the EOTT Parties, or (z) dismissing any of the EOTT Chapter 11 Cases and the terms and provisions of the Final EOTT Order shall continue in this or any superseding case under the Bankruptcy Code; (vi) the provisions of the Final EOTT Order shall inure to the benefit of the EOTT Parties and shall be binding upon the EOTT Parties and their respective successors and assigns, including any trustee or other fiduciary hereafter appointed as a legal representative of any of the EOTT Parties and shall also be binding upon all creditors of the EOTT Parties and other parties in interest and (vii) no subsequent orders or any confirmed plan of reorganization shall change or modify any rights or obligations under this Agreement.

         "Final Invoice" has the meaning assigned to such term in the Employee Transition Agreement.

         "Fixed Employee Benefits Amount" means an amount equal to $1,356,000 less an amount equal to ($1,356,000/365) multiplied by the number of days remaining in calendar year 2002 after the date of withdrawal of the EOTT Parties from the Enron Corp. Cash Balance Plan.

         "Guaranty" means the guaranty of payments under the Note by the Guarantors substantially in the form of Exhibit C hereto.

         "Guarantors" means EOTT Canada, Ltd. together with all existing and future Subsidiaries of EOTT.

         "H&B Opinion" has the meaning assigned to such term in Section 17(h) hereof.

         "Indebtedness" of any Person means without duplication (i) all indebtedness of such Person for borrowed money and (ii) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments or which bear interest.

         "Indemnitee" has the meaning assigned to such term in Section 9 hereof.

         "Interim Invoices" means monthly invoices delivered by EPSC to the EOTT Parties in accordance with the terms of the O&S Agreement for any period beginning after July 31, 2002 and ending on the Transition Date.

         "Lehman" means Lehman Commercial Paper Inc., a New York corporation.

         "Letter of Credit" has the meaning assigned to such term in Section 6 hereof.

         "Lien Releases" means collectively, that certain release of liens held by EPSC on assets of EOTT Parties in Mississippi, and that certain release of liens held by EGPFC on assets of the EOTT Parties in Texas.

         "Monthly Employee Benefits Payments" means all amounts payable under the monthly invoices, prepared in a manner consistent with past practice, issued by Enron to any EOTT Party with respect to (i) the minimum contributions of such Party for the Enron Cash Balance Plan and issued during the period beginning with invoice number 105-0902, dated September 12, 2002, through the date of withdrawal of such Party from such plan, (ii) the administration expenses allocable to any EOTT Party with respect to the Enron Savings Plan issued to such Party during the period beginning with invoice number 105-0902, dated September 12, 2002, through the date of withdrawal of such Party from such plan and (iii) participation by any EOTT Party in the Enron Retiree Medical Plan issued to any EOTT Party for the period beginning on August 1, 2002 and ending on the date of withdrawal of such Party from such plan.

         "Note" means the promissory note in the initial principal amount of $6,211,673.13 made by EOTT to the order of Enron, and guaranteed by the Guarantors substantially in the form of Exhibit D hereto.

         "Noteholders" means the holders of the 11% Senior Notes due 2009, issued by EOTT Energy Partners, L.P. and EOTT Energy Finance Corp. pursuant to that certain First Supplemental Indenture, dated October 1, 1999, which are party to the Restructuring Agreement.

         "O&S Agreement" means that Operation and Service Agreement, dated October 1, 2000, as amended, executed between EPSC and EOTT GP, as general partner on behalf of EOTT Energy Operating Limited Partnership and EOTT Energy Pipeline Limited Partnership.

         "O&S Indemnity" has the meaning assigned to such term in Section 10(a) hereof.

         "Operating Partnerships" means, collectively, EOTT Energy Pipeline Limited Partnership and EOTT Energy Operating Limited Partnership.

         "Operator Indemnitees" has the meaning assigned to such term in Section 10(a) hereof.

         "Parties" has the meaning assigned to such term in the Recitals.

         "Person" means any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign or otherwise, including any instrumentality, division, agency, body or department thereof).

         "Released Affiliate" means, with respect to any EOTT Party or Enron Party, as the case may be, any Person directly or indirectly controlled by such Party or with respect to which such Party shares control. For purposes of this definition, "control" means the possession of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Released Enron Claims" has the meaning assigned to such term in
Section 8(a) hereof.

         "Released Enron Parties" has the meaning assigned to it in Section 8(b) hereof.

         "Released EOTT Claims" has the meaning assigned to such term in Section 8(b) hereof.

         "Released EOTT Parties" has the meaning assigned to it in Section 8(a).

         "Restructuring Agreement" means that certain agreement entered into by the Enron Parties, the EOTT Parties, the Noteholders, Lehman and Standard with respect to the terms of a pre-negotiated plan of reorganization for the EOTT Parties, substantially in the form of Exhibit E hereto.

         "ROFR Waiver" means the waiver by Enron of its right of first refusal granted pursuant to Section 5.6 of that certain Purchase and Sale Agreement, dated June 29, 2001, between Enron and EOTT, in the form of Exhibit F hereto.

         "SCTSC" means Standard Chartered Trade Services Corporation, a Delaware corporation.

         "Settlement Documents" has the meaning assigned to such term hereof in
Section 3.

         "Standard" means Standard Chartered Bank, plc, a banking organization existing under the laws of England and Wales.

         "Stipulation" means that certain Stipulation and Agreed Order Regarding Rejection of Certain Contracts Between EOTT Energy Liquids, L.P. and Enron Gas Liquids, Inc., dated April 2, 2002, and entered in the Enron Chapter 11 Cases.

         "Subsidiary" means, with respect to any Person, (i) any corporation of which an aggregate of more than 50% of the outstanding stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of 50% or more of such Stock whether by proxy, agreement, operation of law or otherwise and (ii) any partnership, limited liability partnership or limited liability company in which such Person or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% or of which any such Person is a general partner or managing member or may exercise the powers of a general partner or managing member.

         "Taxes" means (i) all federal, state, local or foreign taxes, charges, fees, imposts, levies or other assessments, including, without limitation, all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, (ii) all interest, penalties, fines, additions to tax or additional amounts imposed by any taxing authority in connection with any item described in clause (i) and (iii) any transferee liability in respect of any items described in clauses (i) and/or (ii).

         "Termination Agreements" means those certain agreements between the applicable EOTT Parties and the applicable Enron Parties wherein the Parties mutually agree to terminate each of the EPSC Corporate Services Agreement, the Enron Corporate Services Agreement and the Transition Services Agreement, in the form of Exhibits G-1, G-2 and G-3, respectively.

         "Transition Date" means the date on which the transition of employees pursuant to the Employee Transition Agreement is completed.

         "Transition Expenses" has the meaning assigned to such term in the Employee Transition Agreement.

         "Transition Services Agreement" means that certain Transition Services Agreement, dated June 29, 2001, between EGPFC and EOTT GP.

         "Undisputed" with respect to any payment by any EOTT Party, means that portion of such payment (i) which is not disputed in good faith by such EOTT Party after consultation with Enron and the good faith efforts by such EOTT Party to resolve such dispute or (ii) which is determined to be payable pursuant to Section 20 hereof.

         "Withdrawal Date" has the meaning assigned to such term in Section 7 hereof.

         2. Execution of Agreements. Contemporaneously with the execution of this Agreement, and as further consideration for this Agreement, the Parties shall execute and deliver the Employee Transition Agreement, the Termination Agreements and the Restructuring Agreement and Enron shall deliver the Enron Consent to EOTT. As further consideration for this Agreement and as a compromise of certain claims, on and subject to the occurrence of the Closing Date, (i) EOTT shall execute and deliver the Note and the Guaranty, (ii) EOTT shall cause to be delivered the Letter of Credit, (iii) Enron shall execute the ROFR Waiver and (iv) EPSC and EGPFC shall execute the Lien Releases.

         3. Court Approval. Within 10 Business Days following the later of (i) the execution of this Agreement and (ii) the EOTT Petition Date, the Enron Parties shall file with the Enron Bankruptcy Court and the EOTT Parties shall file with the EOTT Bankruptcy Court motions seeking entry of an order approving this Agreement, the Employee Transition Agreement, the Note, the Guaranty, the Letter of Credit, the Termination Agreements, the Enron Consent, the ROFR Waiver and the Lien Releases (collectively, the "SETTLEMENT DOCUMENTS"). Such motions shall be in form and substance reasonably satisfactory to the other Parties.

         4. EOTT Bar Date. The EOTT Parties shall agree that the deadline for each of the Enron Parties to file a proof of claim or proof of interest in any of the EOTT Chapter 11 Cases shall be extended to the earlier of (i) 10 Business Days following entry of a final nonappealable order confirming a plan of reorganization in all of the EOTT Chapter 11 Cases incorporating this Settlement and (ii) the date 180 days after the EOTT Petition Date. To the extent that the Settlement Documents are approved in the Final EOTT Order and the Final Enron Order and the Closing occurs as described herein, the Enron Parties shall not be required to file any proofs of claim or proofs of interest and no right of any Enron Party under any Settlement Document shall be effected or otherwise prejudiced in any way as a result of the failure of any Enron Party to file any such proof of claim or proof of interest.

         5. Cash Payment. As further consideration for this Agreement and as a compromise of certain claims, subject to the satisfaction of all other conditions precedent to the effectiveness of the EOTT Plan of Reorganization, on or before the effective date of the EOTT Plan of Reorganization EOTT shall pay to Enron by wire transfer of immediately available funds the sum of one million two hundred fifty thousand dollars ($1,250,000) (the "CASH PAYMENT"). The EOTT Parties agree that payment of the Cash Payment pursuant to this Section 5 shall be a condition precedent to the effectiveness of the EOTT Plan of Reorganization. The EOTT Parties further agree that such condition precedent may be waived only in writing by Enron, on behalf of the Enron Parties.

         6. Letter of Credit. As further consideration for this Agreement and as security for the Note, EOTT shall cause to be delivered an irrevocable letter of credit for the account of Enron (the "LETTER OF CREDIT"). The Letter of Credit shall be issued and payable by Standard or such other bank acceptable to Enron, shall be in form and substance acceptable to Enron and shall remain in full force and effect until the date 10 Business Days after the maturity date of the Note. The foregoing term notwithstanding, the Letter of Credit may have an expiration date ending prior to the maturity date of the Note provided that (i) such Letter of Credit shall, in each case, be renewed (in form and substance satisfactory to Enron) and delivered to Enron not later than 10 Business Days prior to its expiry and (ii) a Letter of Credit (in form and substance satisfactory to Enron) with respect to the Note shall remain in force at all times up to the date 10 Business Days after the maturity date of the Note. The Letter of Credit, and each renewal thereof, shall initially be in an amount equal to five million dollars ($5,000,000); provided, however, that on the first Business Day after the earlier of the effective date of the EOTT Plan of Reorganization and 180 days after the EOTT Petition Date, the total amount available to Enron under such Letter of Credit shall be increased to an amount equal to (i) the maximum principal outstanding under the Note (including any amounts that may be capitalized) on the expiry date of such Letter of Credit plus (ii) the interest payable thereon through the date one month after the expiry date of such Letter of Credit. Enron shall be entitled to draw down any portion or the full amount of such Letter of Credit in the event (i) a default occurs under any Settlement Document and is continuing on the date three Business Days after the receipt by EOTT of notice from Enron of such default (provided that Enron shall only be able to draw on the Letter of Credit in an amount equal to the principal amount then outstanding under the Note (including any amounts that may be capitalized) plus the interest accrued thereon through such date plus any other amount due on the Note, if any) and (ii) a renewed Letter of Credit is not delivered to Enron when and on the date required by this Section 6 (provided that Enron shall only be able to draw on the Letter of Credit in an amount equal to the principal amount then outstanding under the Note (including any amount capitalized) plus the interest accrued thereon through such date plus any other amount due on the Note, if any). The Letter of Credit shall be returned to EOTT for termination upon payment in full of all amounts payable under the Note.

         7. Employee Benefits.

                  (a) The employees, former employees and their covered spouses and dependents of EOTT GP (collectively, the "EMPLOYEES") may continue to participate in the Enron retirement and welfare benefit plans in which they participate as of the date hereof; provided, however, that the EOTT Parties shall take all such actions necessary to withdraw from all such Enron retirement and welfare benefit plans, including, without limitation, the implementation of all such pension and welfare benefit plans for the Employees as may be required by applicable law, on the earlier of (i) the effective date of the EOTT Plan of Reorganization and (ii) 180 days after the EOTT Petition Date (the "WITHDRAWAL DATE"). For the avoidance of doubt, nothing in this Section 7 shall be deemed to restrict the EOTT Parties from withdrawing from the applicable Enron retirement and welfare benefit plans prior to the Withdrawal Date.

                  (b) As consideration for the continuation of the Employees in such plans, and as further consideration for this Agreement and as a compromise of certain claims, EOTT shall pay (i) all Undisputed Monthly Benefits Payments within 10 Business Days after the receipt by EOTT of an invoice with respect to the same and (ii) the Fixed Employee Benefits Amount in 12 equal installments on the first Business Day of each month beginning on January 2, 2003.

         8. Releases.

                  (a) Enron Parties' Release of Released EOTT Parties. Except with respect to any Excluded Enron Claims (as defined below), on the Closing Date, the Enron Parties, for themselves and each of their successors and assigns, shall and hereby do release, acquit and forever discharge the EOTT Parties, together with each of their respective current and former principals, officers, directors, managers and employees, and each of their respective current and former parent companies, subsidiaries, Released Affiliates, agents, financial advisors, attorneys, trustees, accountants, insurers, predecessors, successors, assigns, indemnitees and representatives of any kind (collectively the "RELEASED EOTT PARTIES"), (i) from and against any and all liability, (ii) from all claims, judgments, demands, liens, actions, administrative proceedings, and causes of action of every kind and nature, whether derivative or otherwise, including, without limitation, avoidance actions under chapter 5 of the Bankruptcy Code or applicable state law (collectively, "CLAIMS"), and (iii) from all damages, injuries, contributions, indemnities, compensation, obligations, costs, attorney's fees and expenses of every kind and nature whatsoever, whether known or unknown, fixed or contingent, whether in law or in equity, whether sounding in tort or in contract and whether or not asserted (collectively, "DAMAGES"), insofar as such liabilities, Claims or Damages arise out of or in connection with the actions or omissions of any Released EOTT Party prior to the Closing Date (such liabilities, Claims and Damages, the "RELEASED ENRON CLAIMS"), including, except for any Excluded Enron Claims, any claims for payment by any Enron Party owed or due prior to the date hereof under any of the O&S Agreement, the Enron Corporate Services Agreement, the EPSC Corporate Services Agreement and the Transition Services Agreement. For purposes of this
Section 8, and notwithstanding anything to the contrary contained herein, "EXCLUDED ENRON CLAIMS" means (i) all rights with respect to the EOTT Indemnity,
(ii) all rights with respect to the O&S Indemnity, (iii) any payments due under the O&S Agreement for the period beginning August 1, 2002 through the Transition Date, including, without limitation, payments for any Interim Invoice, the Final Invoice and the Transition Expenses, (iv) all rights with respect to the Agreed Payments, (v) all rights with respect to the Employee Benefits Payments, (vi) all rights of Enron under the Note, the Guaranty and the Letter of Credit, (vii) all rights with respect to the Cash Payment, (ix) all rights under any Settlement Document and (x) all liabilities, Claims and/or Damages with respect to or arising as a result of or in connection with the enforcement of any such rights and/or collection on any such claims.

                  (b) EOTT Parties' Release of the Released Enron Parties. Except with respect to the Excluded EOTT Claims, on the Closing Date, the EOTT Parties, for themselves and each of their predecessors, successors and assigns, shall and hereby do release, acquit and forever discharge (i) the Enron Parties, together with each of their respective current and former principals, officers, directors, managers and employees, and each of their respective current and former parent companies, subsidiaries, Released Affiliates, agents, financial advisors, attorneys, trustees, accountants, insurers, predecessors, successors, assigns, indemnitees and representatives of any kind, if any, and (ii) any person who was, but, as of the date of this Agreement, no longer is an officer or director of EOTT GP (collectively the "RELEASED ENRON PARTIES") from and against any and all liability and from all Claims and Damages insofar as such liabilities, Claims or Damages arise out of or in connection with the actions or omissions of any Released Enron Party prior to the Closing Date (such liabilities, Claims and Damages, the "RELEASED EOTT CLAIMS"), including, without limitation, any claims for payment by any Enron Party owed or due prior to the date hereof under any of the O&S Agreement (other than any claims for payment under the O&S Indemnity), the Enron Corporate Services Agreement, the EPSC Corporate Services Agreement and the Transition Services Agreement. On the Closing Date, all claims for which the EOTT Parties have filed a proof of claim in the Enron Chapter 11 Cases in the Bankruptcy Court shall be disallowed and expunged in their entirety without the necessity of the filing of any additional pleadings. For purposes of this Section 8, and notwithstanding anything to the contrary contained herein, "EXCLUDED EOTT Claims" means (i) all rights with respect to the Agreed Payments, (ii) all rights with respect to the O&S Indemnity, (iii) any claim against any person who was, but, as of the date of this Agreement no longer is, an officer or director of EOTT GP for acts of fraud or willful misconduct, (iv) all rights under any Settlement Document and (v) all liabilities, Claims and/or Damages with respect to or arising as a result of or in connection with the enforcement of such right and/or collection on any such claims.

                  (c) EXCEPT AS OTHERWISE PROVIDED HEREIN, EACH OF THE PARTIES HEREBY EXPRESSLY AGREES THAT THE LIABILITIES, CLAIMS

AND/OR DAMAGES RELEASED HEREBY SHALL INCLUDE, WITHOUT LIMITATION, SUCH LIABILITIES, CLAIMS AND/OR DAMAGES ARISING PRIOR TO THE CLOSING DATE AS A DIRECT OR INDIRECT RESULT OF THE NEGLIGENCE OF ANY OTHER PARTY HERETO.

                  (d) The release of each Party contained herein is a final release, even if there may exist a mistake on the part of any Party or all Parties to this Agreement as to the extent and nature of the claims, injuries, and damages of any Party against any other Party.

                  (e) For the avoidance of doubt, the Parties hereby acknowledge and agree that the releases, acquittals and discharges contained herein shall not apply to any right provided or any liability, Claim and/or Damage arising under or in connection with this Agreement and the other Settlement Documents.

         9. EOTT Indemnity. To the fullest extent permitted by law but subject to the limitations expressly provided in this Section 9, the EOTT Parties shall indemnify (i) Enron, (ii) any person who is or was an officer, director or employee of Enron and (iii) any person who was but, as of the date of this Agreement no longer is, an officer or director of EOTT GP (Enron and each such person, an "INDEMNITEE") from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts resulting from any and all actions, suits or proceedings but only insofar as such actions, suits or proceeding are (a) EOTT derivative actions or suits or proceedings relating to EOTT derivative actions and (b) based on actions taken, or the failure to take any action, on or after April 10, 2002; provided, however, that in each case the Indemnitee acted in good faith and in a manner which such Indemnitee believed to be in, or not opposed to, the best interest of EOTT and, with respect to any criminal proceeding, had no reasonable cause to believe its, his or her conduct was unlawful (the "EOTT Indemnity"). For the avoidance of doubt, the EOTT Indemnity shall not apply to losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts directly resulting from acts of fraud or the willful misconduct by an Indemnitee. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above.

         10. O&S Indemnity.

                  (a) To the fullest extent permitted by applicable law, each of EOTT GP and the Operating Partnerships shall and does hereby agree to indemnify, protect, hold harmless and defend EPSC and its legal representatives, agents, employees, officers, directors, shareholders, subsidiaries and affiliates (collectively, the "OPERATOR INDEMNITEES") from and against any and all losses arising from, by reason of or in connection with (i) any failure of EOTT GP to duly perform or observe any term, provision, covenant or agreement to be performed or observed by EOTT GP pursuant to the O&S Agreement, (ii) the ownership by EOTT GP or the Operating Partnerships, and the operation by EPSC and its affiliates of the Facilities (as such term is defined in the O&S Agreement), (iii) refusal of EOTT GP to approve EPSC recommended items for inclusion in the budgets or (iv) refusal of EOTT GP to approve EPSC recommended corrections, additions or modifications to the budgets; provided, however, that neither EOTT GP nor the Operating Partnerships shall be required to indemnify any Operator Indemnitee for losses caused by or resulting from the gross negligence or willful misconduct of EPSC or its employees or agents (the "O&S INDEMNITY").

                  (b) To the fullest extent permitted by applicable law, EPSC shall and does hereby agree to indemnify, protect, hold harmless and defend EOTT GP and its legal representatives, agents, employees, officers, directors, subsidiaries and affiliates from and against any and all losses arising from the gross negligence or willful misconduct of EPSC or its employees, agents or representatives in the performance of the services under the O&S Agreement.

                  (c) Notwithstanding Sections 10(a) and (b) above, when any losses result from the joint or concurrent negligence in the case of EOTT GP or gross negligence in the case of EPSC or willful misconduct of both parties hereto, such Parties' obligation to indemnify shall be in proportion to each Party's allocable share of joint or concurrent negligence or willful misconduct.

         11. Assumed Obligations; Interim Invoices; Administrative Claims. The EOTT Parties shall assume in the EOTT Chapter 11 Cases and cure the O&S Agreement through (i) the payment of all Undisputed amounts payable under any Interim Invoice within 15 days after the receipt of any such invoice, (ii) the payment of the Final Invoice and the Transition Expenses pursuant to the terms of the Employee Transition Agreement and (iii) the continued effectiveness of the O&S Indemnity as provided in this Agreement. The EOTT Parties shall pay all Undisputed amounts under any Interim Invoices when due and payable in accordance with the terms and provision of the O&S Agreement. This Agreement, the Agreed Payments, the Employee Benefits Payments, the Final Invoice, the Transition Expenses, the EOTT Indemnity and the O&S Indemnity shall be assumed by the EOTT Parties in the EOTT Chapter 11 Cases pursuant to the Final EOTT Order and shall be deemed to constitute chapter 11 administrative claims against the EOTT Parties in the EOTT Bankruptcy Cases and, upon confirmation and consummation of a plan(s) of reorganization for any of the EOTT Parties, except as provided in
Section 8 above, shall not be discharged and, instead, shall constitute ongoing obligations of the reorganized entities or their successor(s). The Cash Payment, the Note, the Guaranty, the Letter of Credit and the Employee Benefits Payments shall be deemed to constitute chapter 11 administrative claims against the EOTT Parties in the EOTT Chapter 11 Cases and, upon confirmation and consummation of a plan(s) of reorganization for any of the EOTT Parties, shall not be discharged and, instead, shall constitute ongoing obligations of the reorganized entities or their successor(s). The obligations to be assumed by the EOTT Parties pursuant to this Section 11 are collectively referred to as the "ASSUMED OBLIGATIONS").

         12. Unknown Damages. Each of the Parties expressly agrees as further consideration for this Agreement that, upon the Closing Date, this Agreement shall apply to all unknown and any unanticipated injuries and damages of the respective Parties, as well as those now known by the Parties, arising out of or in connection with the actions or omissions of any Party prior to the Closing Date, and expressly waives any applicable state law that may hold to the contrary.

         13. No Set Off or Recoupment. Except as may be consented to in writing by Enron, no EOTT Party shall be entitled to, and none of them will, exercise any right of set off or recoupment against (i) the Cash Payment, (ii) any Agreed Payments (except as provided in the Stipulation), (iii) amounts payable under the Note, the Guaranty, the Letter of Credit, the O&S Indemnity or the EOTT Indemnity, (iv) amounts payable as Transition Expenses or Employee Benefits Payments or (v) amounts invoiced on any Interim Invoice or the Final Invoice.

         14. Transition of Services. In order to facilitate the transition of services provided by EPSC pursuant to the O&S Agreement in accordance with the terms of the Employee Transition Agreement, upon execution of this Agreement, the EOTT Designee shall be provided access to all operational information and personnel utilized in the services provided by EPSC and the Enron Parties shall use commercially reasonable efforts to include the EOTT Designee in discussions regarding significant operational services provided under the O&S Agreement. The foregoing notwithstanding, nothing contained in this Agreement shall be construed as requiring the consent of the EOTT Designee as a condition to the taking of any action or for the provision of any services under the O&S Agreement, except where the consent or approval of EOTT is required as provided in the O&S Agreement.

         15. Representations and Warranties of the Enron Parties. The Enron Parties represent and warrant that:

                  (a) they have not assigned, hypothecated or otherwise alienated any claims, rights or causes of action to be released on the Closing Date as contemplated by this Agreement nor any part thereof;

                  (b) subject to the entry of a Final Enron Order, the applicable Enron Party has the absolute and unrestricted right, power and authority to execute and deliver each of the Enron Documents, and to perform its respective obligations hereunder and thereunder and to release the claims specified in Section 8(a) above;

                  (c) subject to the entry of a Final Enron Order, upon the execution and delivery of such documents, each of the Enron Documents will constitute legal, valid and binding obligations of the Enron Parties party thereto, in accordance with their respective terms;

                  (d) subject to the entry of a Final Enron Order, neither the execution and delivery of any Enron Document nor the consummation or performance of any of the transactions contemplated hereby and thereby will give any person the right to prevent, delay or otherwise interfere with any of the contemplated transactions pursuant to (i) any provision of the charter, bylaws, or other constituent documents of the Enron Parties, (ii) any resolution adopted by the stockholders, the Board of Directors, or any committee thereof, of the Enron Parties, (iii) any legal requirement or order to which any Enron Party may be subject or (iv) any contract which any Enron Party has executed or by which an Enron Party may be bound, subject to the right of any party-in-interest to appear and be heard pursuant to section 1109 of the Bankruptcy Code to object to the approval of any Enron Document;

                  (e) the applicable boards of directors of the Enron Parties have authorized the execution and delivery of the Enron Documents; and

                  (f) no promise or agreement which is not expressed herein or in the other Settlement Documents has been made to any Enron Party in executing each of the Enron

Documents, and none of the Enron Parties is relying upon any statement or representation of any agent of the EOTT Parties.

         16. Representations and Warranties of the EOTT Parties. The EOTT Parties represent and warrant that:

                  (a) they have not assigned, hypothecated or otherwise alienated any claims, rights or causes of action to be released on the Closing Date as contemplated by this Agreement nor any part thereof;

                  (b) the applicable EOTT Party has the absolute and unrestricted right, power and authority to execute and deliver the EOTT Documents, and to perform its respective obligations hereunder and thereunder and to release the claims specified in Section 8(b) above;

                  (c) subject to the entry of the Final EOTT Order, upon the execution and delivery of such documents, each of the EOTT Documents will constitute legal, valid and binding obligations of the EOTT Parties party thereto, in accordance with their respective terms;

                  (d) subject to the entry of a Final EOTT Order, neither the execution and delivery of any EOTT Document nor the consummation or performance of any of the transactions contemplated hereby and thereby will give any person the right to prevent, delay or otherwise interfere with any of the contemplated transactions pursuant to (i) any provision of charter, bylaws, or other constituent documents of the EOTT Parties, (ii) any resolution adopted by the unitholders, members, stockholders, the board of directors, or any committee thereof, of the EOTT Parties, (iii) any legal requirement or order to which any EOTT Party may be subject or (iv) any contract which any EOTT Party has executed or by which any EOTT Party may be bound, subject to the right of any party-in-interest to appear and be heard pursuant to section 1109 of the Bankruptcy Code to object to the approval of any EOTT Document;

                  (e) the Restructuring Committee of the Board of Directors of EOTT GP has authorized, and, pursuant to Section 6.9 of the EOTT Partnership Agreement, the Audit Committee of the Board of Directors of EOTT GP has approved, the execution and delivery of each of the EOTT Documents, where applicable, for itself, in its capacity as the general partner on behalf of EOTT and in its capacity as the managing member on behalf EOTT LLC; and EOTT LLC has authorized the execution and delivery of this Agreement, the Employee Transition Agreement, the Termination Agreements and the Restructuring Agreement in its capacity as the general partner on behalf of each of the EOTT Operating Subsidiaries;

                  (f) no promise or agreement which is not expressed herein or in the other Settlement Documents has been made to any EOTT Party in executing each of the EOTT Documents, and none of the EOTT Parties is relying upon any statement or representation of any agent of the Enron Parties; and

                  (g) the entities listed on Schedule 16(g) constitute all of the direct or indirect Subsidiaries of EOTT.

         17. Conditions of the Enron Parties to Closing. The obligations of the Enron Parties contemplated by this Agreement shall be subject to satisfaction of the following conditions on or prior to the Closing Date, which may be waived by Enron on behalf of the Enron Parties:

                  (a) the EOTT Parties, the Noteholders, Lehman, SCTSC and Standard shall have executed and delivered the Restructuring Agreement;

                  (b) the EOTT Parties shall have executed and delivered the Employee Transition Agreement and the Termination Agreements;

                  (c) the EOTT Parties shall have executed and delivered the documents required by Section 19 below;

                  (d) the EOTT Parties shall have paid in full, when due and payable, all Undisputed Employee Benefits Payments and all Undisputed amounts under the Interim Invoices;

                  (e) the representations and warranties of the EOTT Parties contained herein shall be true and correct;

                  (f) no EOTT Party shall have breached any term or condition of any Settlement Document;

                  (g) the Existing Letters of Credit shall have been terminated and the funds posted therefor shall have been returned, without set off or recoupment, to Enron;

                  (h) the EOTT Parties shall deliver to Enron an opinion of counsel, in form and substance reasonably acceptable to Enron, that each of the Agreement, the Note, the Guaranty, the Letter of Credit, the Termination Agreements, the Employee Transition Agreement and the Restructuring Agreement has been duly authorized, validly executed and delivered and, assuming the due authorization, valid execution and delivery by (i) the applicable Enron Parties in the case of this Agreement, the Termination Agreements, the Employee Transition Agreement and the Restructuring Agreement and (ii) Lehman, SCTSC, Standard and the Noteholders in the case of the Restructuring Agreement, is enforceable against the EOTT Parties in accordance with their respective terms (the "H&B OPINION"); and

                  (i) the EOTT Bankruptcy Court shall have entered the Final EOTT Order.

         18. Conditions of the EOTT Parties to Closing. The obligations of the EOTT Parties contemplated by this Agreement shall be subject to satisfaction of the following conditions on or prior to the Closing Date, which may be waived by EOTT on behalf of the EOTT Parties:

                  (a) the Enron Parties shall have executed and delivered the Restructuring Agreement, the Enron Consent, the Employee Transition Agreement and the Termination Agreements;

                  (b) Lehman, SCTSC and Standard shall have executed and delivered the Restructuring Agreement;

                  (c) the Enron Parties shall have executed and delivered the documents required by Section 19 below;

                  (d) the representations and warranties of the Enron Parties contained herein shall be true and correct;

                  (e) no Enron Party shall have breached any term or condition of any Settlement Document; and

                  (f) the Enron Bankruptcy Court shall have entered the Final Enron Order.

         19. Closing.

                  (a) On the Closing Date, subject to the satisfaction of the conditions set forth in Section 17:

                           (i) Enron shall execute and deliver the ROFR Waiver; and

                           (ii) EPSC and EGPFC shall execute and deliver the Lien Releases.

                  (b) On the Closing Date, subject to satisfaction of the conditions set forth in Section 18:

                           (i)      EOTT shall make and deliver the Note;

                           (ii) the Guarantors shall execute and deliver the Guaranty;

                           (iii) EOTT shall cause to be delivered the Letter of Credit;

                           (iv) the EOTT Parties shall pay in full all Undisputed Transition Expenses, all Undisputed amounts under the Final Invoice by wire transfer to Enron of immediately available funds;

                           (v)      the EOTT Parties shall deliver the H&B
                                    Opinion; and

                           (vi) EOTT shall return to Enron for cancellation that certain promissory note, dated March 25, 1994, made to the order of EOTT by Enron in the principal amount of $35,000,000.

         20. Disputed Payments. If any EOTT Party shall, in good faith, dispute any portion of any amounts due and payable under any Interim Invoice or the Final Invoice, or as an Employee Benefit Payment or Transition Expenses (such amounts, a "DISPUTED AMOUNT"), such EOTT Party shall be entitled to withhold such Disputed Amount; provided, however, that such EOTT Party shall provide the Enron Parties with written notice of such dispute (a "DISPUTE Notice") within five Business Days prior to the date such payment is due and payable and such notice must include documentation reasonably substantiating such dispute. The EOTT Parties and the Enron Parties shall make a good faith effort to resolve mutually such dispute expeditiously. If the EOTT Parties and the Enron Parties have not mutually resolved such dispute within five Business Days after receipt of a Dispute Notice by the Enron Parties, then the dispute shall be submitted to the Enron Bankruptcy Court for determination. In the event the Enron Bankruptcy Court shall determine to be payable to the Enron Parties any portion or all of a Disputed Amount, the EOTT Parties shall pay such amount to Enron, on behalf of the applicable Enron Party, together with interest thereon from the date such amount was originally due and payable at a rate equal to 6% per annum, on the 12th day following the entry of the order of the Enron Bankruptcy Court with respect to such determination (a "DETERMINATION ORDER"). In the event an appeal is filed with respect to a Determination Order prior to the 11th day following the entry of such order, Enron shall hold all funds received from the EOTT Parties in the Enron account designated for the deposit of settlement proceeds pursuant to the Determination Order and shall not use nor dispurse such funds, or the interest earned thereon, until the earlier of (i) a further order of the Enron Bankruptcy Court, upon notice and a hearing, directing such disbursement and (ii) the dismissal or final adjudication in favor of the Enron Parties of any such appeal. The funds so held shall be dispursed in accordance with the determinations made in any such appeal.

         21. Mutual Covenants Not to Sue.

                  (a) Subject to the terms and conditions set forth in this Agreement and except with respect to the exclusion of certain claims pursuant to this Agreement, each of the Enron Parties hereby warrants, covenants and agrees that from and after the Closing Date, it will not sue or otherwise commence any legal action against any of the Released EOTT Parties with respect to any of the Released Enron Claims.

                  (b) Subject to the terms and conditions set forth in this Agreement and except with respect to the exclusion of certain claims pursuant to this Agreement, each of the EOTT Parties hereby warrants, covenants and agrees that from and after the Closing Date it will not sue or otherwise commence any legal action against any of the Released Enron Parties with respect to any of the Released EOTT Claims.

         22. Closing Date; Return to Status Quo. If (i) the Enron Bankruptcy Court and the EOTT Bankruptcy Court do not approve the Settlement Documents or if, upon appeal from an order of either the Enron Bankruptcy Court or the EOTT Bankruptcy Court approving the Settlement Documents, such order is vacated or modified in a manner that would deprive a Party of the material benefits of the Settlement Documents or (ii) the Closing Date does not occur on or prior to January 2, 2003, then, in either case, the Settlement Documents, and all orders and proceedings had in connection therewith shall thereupon become null and void without further action by any Party hereto and the Parties shall be restored to their respective status quo ante. In the event the Parties are returned to their respective status quo ante, no information obtained nor any statements made in the course of the negotiation or preparation of the Settlement Documents shall be used by any of the Parties against any other Party, no such information or statements shall be an admission against any such Party, nor shall any such information or statement be admissible in any administrative or legal proceeding.

         23. Publicity. The Parties agree that, prior to issuing any press release announcing or describing the settlement contained in this Agreement, the Parties shall provide each other with a written copy of such press release and permit the other Parties to comment thereon and be advised when such release will be issued; provided that the Parties are expressly authorized to describe the settlement contained herein and/or attach copies of any Settlement Document to the motion filed with the Enron Bankruptcy Court and/or the EOTT Bankruptcy Court.

         24. Attorney's Fees, Expenses, and Costs. The Parties agree that, other than with respect to the Transition Expenses, each Party is solely responsible for the attorneys' fees, expenses and costs incurred by such Party in connection with the negotiation, preparation, execution or performance of the Settlement Documents.

         25. Consultation with Attorneys. The Parties understand and acknowledge that this is a legal release of any and all claims that they, or any of them, may have against each other that were asserted or could have been asserted, and each of them represents and acknowledges that it has had the opportunity to retain independent counsel to represent it in connection with its consideration of this Agreement and the other Settlement Documents. Each Party represents and warrants that it has each undertaken its own investigation of the facts and is relying solely upon its own knowledge and the advice of counsel. The Parties represent and warrant that they have each consulted with independent counsel and other advisors with respect to the preparation, negotiation, and execution of the Settlement Documents to the extent they deemed such consultation necessary or appropriate, and have been provided with a reasonable period of time to consider and execute the Settlement Documents. The Parties, therefore, stipulate and agree that no Settlement Document shall be construed against any Party as the drafter thereof. All provisions of the Settlement Documents have been negotiated by the Parties at arm's length, and no Party shall be deemed the scrivener of any Settlement Document. The Parties agree and direct that the rule of contract construction providing that ambiguous contract terms should be construed against the drafting party shall not apply nor be applied to any Settlement Document.

         26. FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF ANY SETTLEMENT DOCUMENT, THE PARTIES HEREBY SPECIFICALLY AGREE AND CONSENT THAT ANY CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO SUCH SETTLEMENT DOCUMENT, OR ANY ALLEGED BREACH THEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH SUCH SETTLEMENT DOCUMENT, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THAT COURT. THE PARTIES FURTHER AGREE THAT THE PREVAILING PARTY OF ANY SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

         27. GOVERNING LAW. THE PARTIES AGREE THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THE SETTLEMENT DOCUMENTS WILL BE GOVERNED BY NEW YORK LAW.

         28. Notices. Any notice, request, consent, payment, demand or other communication required or permitted to be given under this Agreement or any other Settlement Document shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party or parties to whom notice is given, or on the 10th day after mailing if mailed to the party to whom the notice is to be given by certified mail, return receipt requested, postage prepaid and properly addressed as follows:

                  If to the Enron Parties:

                           Enron Corp.
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention: General Counsel
                           Facsimile: (713) 646-6227

                  with a copy to:

                           Weil, Gotshal & Manges LLP
                           700 Louisiana, Suite 1600
                           Houston, Texas 77002
                           Attention: Charles E. Harrell, Esq.
                           Facsimile: (713) 224-9511

                  If to the EOTT Parties:

                           EOTT Energy Corp.
                           P.O. Box 4666
                           Houston, Texas 77210-4666
                           Attention: Vice President and General Counsel
                           Facsimile: (713) 402-2806

Either party may change its address for the purposes of this Section 28 by giving the other party hereto written notice of the new address in the manner set forth above.

         29. No Survival of Representations. The Parties agree and stipulate that none of the representations and warranties contained in this Agreement shall survive the Closing Date, and no Party hereto shall have any right to bring suit for breach of this Agreement or any other Settlement Document in the event of a breach of a representation or warranty.

         30. Entire Agreement and Integration Clause. Except as evidenced by the other Settlement Documents, this Agreement integrates the whole of all agreements and understandings of any sort or character between the Parties concerning the subject matter of this Agreement, and supercedes all prior negotiations, discussions, or agreements of any sort whatsoever, whether oral or written. There are no representations, agreements, or inducements, except as set forth expressly and specifically in this Agreement and the other Settlement Documents. THERE ARE NO UNWRITTEN OR ORAL UNDERSTANDINGS, AGREEMENTS, OR REPRESENTATIONS OF ANY SORT WHATSOEVER CONCERNING THE SUBJECT MATTER OF THE SETTLEMENT DOCUMENTS, IT BEING STIPULATED

THAT THE RIGHTS OF THE PARTIES HERETO AGAINST ANY OPPOSING PARTY HERETO SHALL BE GOVERNED EXCLUSIVELY BY THIS AGREEMENT.

         31. Further Assurances. The Parties shall execute, acknowledge, deliver or cause to be executed, acknowledged or delivered, all further documents as shall be reasonably necessary or convenient to carry out the provisions of this Agreement and the Settlement Documents.

         32. Amendments in Writing. This Agreement may only be amended or modified if such amendment, modification or waiver is in writing and signed by all Parties and authorized pursuant to an order of each of the Enron Bankruptcy Court and the EOTT Bankruptcy Court. No waiver of any breach of this Agreement shall be construed as an implied amendment or agreement to amend or modify any provision of this Agreement.

         33. No Waiver. The failure by any of the Parties to enforce at any time, or for any period of time, any one or more of the terms or conditions of this Agreement or any other Settlement Document, or a course of dealing between the Parties, shall not be a waiver of such terms or conditions or of such Party's right thereafter to enforce each and every term and condition of this Agreement and the other the Settlement Documents.

         34. Construction. Words in this Agreement of any gender or neuter shall be construed to include any other gender or neuter where appropriate. Words used in this Agreement that are either singular or plural shall be construed to include the other where appropriate.

         35. Headings. Headings are for convenience only and shall not limit, expand, affect, or alter the meaning of any text.

         36. Binding on Successors and Assigns. The exhibits and schedules to this Agreement are expressly incorporated herein by reference. This Agreement and each exhibit and schedule hereto shall be binding on and shall inure to the benefit of the Parties hereto and their respective successors and assigns, and is enforceable against them in accordance with its terms.

         37. Multiple Counterparts and Facsimile Signatures. This Agreement may be executed in counterparts. All counterparts hereof shall collectively constitute a single agreement. This Agreement may be executed and delivered by facsimile copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

EOTT ENERGY CORP.                               ENRON CORP.


By:  /s/  Dana R. Gibbs            mms          By:   /s/ Raymond M. Bowen, Jr.
   -----------------------------------              ------------------------------
     Name:  Dana R. Gibbs                             Name: Raymond M. Bowen, Jr.
     Title:  CEO & President                          Title: Executive Vice President


EOTT ENERGY PARTNERS, L.P.                      ENRON NORTH AMERICA CORP.

By: EOTT Energy Corp., as general partner


By:  /s/  Dana R. Gibbs        mms               By:  /s/ L. Don Miller
   -----------------------------------              ------------------------------
     Name: Dana R. Gibbs                              Name:  L. Don Miller
     Title: CEO & President                           Title:  President


EOTT ENERGY OPERATING LIMITED PARTNERSHIP        ENRON PIPELINE SERVICES COMPANY

By: EOTT Energy General Partner, LLC., as
general partner


By:  /s/  Dana R. Gibbs        mms               By:  /s/ James Saunders
    -------------------------------------           -------------------------------
     Name:  Dana R. Gibbs                             Name: James Saunders
     Title:  CEO & President                          Title:  VP


EOTT ENERGY PIPELINE LIMITED PARTNERSHIP         EGP FUELS COMPANY

By: EOTT Energy General Partner, LLC., as
general partner


By:  /s/  Dana R. Gibbs        mms               By:  /s/ James Saunders
    ----------------------------------              -------------------------------
     Name:  Dana R. Gibbs                             Name: James Saunders
     Title:  CEO & President                          Title:  VP


EOTT Energy GENERAL Partner, LLC                 Enron Gas Liquids, Inc.


By:  /s/  Dana R. Gibbs        mms               By:  /s/ Ed Smida
   -----------------------------------              -------------------------------
     Name:  Dana R. Gibbs                             Name:  Ed Smida
     Title:  CEO & President                          Title:  President

EOTT ENERGY CANADA LIMITED PARTNERSHIP           ENRON ENERGY SERVICES, INC.


By: EOTT Energy General Partner, LLC, as
general partner


By:  /s/  Dana R. Gibbs        mms               By:  /s/ Robert J. Semple
   -----------------------------------              ------------------------------
     Name:  Dana R. Gibbs                             Name:  Robert J. Semple
     Title:  CEO & President                          Title:  President


EOTT ENERGY LIQUIDS, L.P.

By: EOTT Energy General Partner, LLC, as
general partner


By:  /s/  Dana R. Gibbs        mms
     ---------------------------------
     Name:  Dana R. Gibbs
     Title:  CEO & President:

EOTT CANADA, LTD.


By:  /s/  Dana R. Gibbs        mms
     ---------------------------------
     Name:  Dana R. Gibbs
     Title:  CEO & President

EOTT Energy Finance Corp.


By:  /s/  Dana R. Gibbs        mms
     ---------------------------------
     Name:  Dana R. Gibbs
     Title:  CEO & President:

                                 Schedule 16(g)

                                  Subsidiaries

EOTT Energy General Partner, LLC

EOTT Energy Pipeline Limited Partnership

EOTT Energy Operating Limited Partnership

EOTT Energy Canada Limited Partnership

EOTT Energy Liquids, L.P.

EOTT Energy Finance Corp.

                                    EXHIBIT A

                      FORM OF EMPLOYEE TRANSITION AGREEMENT

                          EMPLOYEE TRANSITION AGREEMENT



                                      AMONG



                         ENRON PIPELINE SERVICES COMPANY



                                       AND



                               EOTT ENERGY CORP.,
                         AS GENERAL PARTNER ON BEHALF OF
                          EOTT ENERGY PARTNERS, L.P.,



                                       AND



       EOTT ENERGY GENERAL PARTNER, LLC, AS THE GENERAL PARTNER OF AND ON
         BEHALF OF EOTT ENERGY OPERATING LIMITED PARTNERSHIP, AND EOTT
                      ENERGY PIPELINE LIMITED PARTNERSHIP



                              Dated October 8, 2002

                          EMPLOYEE TRANSITION AGREEMENT




                  THIS EMPLOYEE TRANSITION AGREEMENT is entered into by and between Enron Pipeline Services Company, a Delaware corporation ("ENRON"), and EOTT Energy General Partner, LLC, a Delaware limited liability company, in its capacity as the general partner and on behalf of EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("EOLP"), and EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership (together with EOLP the "OPERATING PARTNERSHIPS"), and EOTT Energy Corp., a Delaware corporation ("EEC"), in its capacity as the general partner and on behalf of EOTT Energy Partners, L.P. (the "PARTNERSHIP") (the Operating Partnerships and the Partnership are hereinafter referred to as the "EOTT PARTIES"). The EOTT Parties and Enron are hereinafter collectively referred to as the "Parties", and any one of them a "Party" (together with all schedules, appendices and exhibits, if any, attached and made a part hereof, this "AGREEMENT").


                  WHEREAS, Enron and the Operating Partnerships desire to terminate the Operation and Service Agreement and transition certain Enron employees to the EOTT Parties on the terms and subject to the conditions of this Agreement;

         WHEREAS, the EOTT Parties agree to make offers of employment to those certain Enron employees in the manner and according to the terms and provisions stated herein;

         WHEREAS, the Parties desire to set forth their respective rights and responsibilities with regard to the transition of Eligible Transition Employees (as defined below) and any other matters addressed herein;

         NOW THEREFORE, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Except as otherwise indicated by the context, all capitalized terms used in this Agreement shall have the meanings set forth below:

"AD&D PLAN" shall have the meaning ascribed to such term in Section 4.2(f)(i).

"APPROVAL DATE" means the date on which both the Final EOTT Order shall have been entered in the EOTT Bankruptcy Court and the Final Enron Order shall have been entered in the Enron Bankruptcy Court.

"COBRA" shall have the meaning ascribed to such term in Section 3.2.

"DISPUTED AMOUNT" shall have the meaning ascribed to such term in the Settlement Agreement.

"EFFECTIVE DATE" shall mean the first day of the first full payroll period after the Approval Date and when all of the conditions precedent identified in Article 11 herein have been satisfied or waived, unless otherwise agreed between the parties.

"ELIGIBLE TRANSITION EMPLOYEES" shall mean all individuals employed by Enron who are currently assigned to perform work on the Facilities affected by this Agreement and such other Enron employees as may be listed in Schedule A, attached hereto and made a part hereof, as such Schedule A may be revised from time to time as agreed between the parties.

"ENRON BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York.


"ENRON INDEMNITEES" shall have the meaning ascribed to such term in Section 7.1.

"EOTT BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of Texas presiding over the jointly administered chapter 11 cases of certain of the EOTT Parties.

"THE EOTT PARTIES' PLANS" shall have the meaning ascribed to such term in
Section 3.3.

"ESOP" shall have the meaning ascribed to such term in Section 4.1(c)(i).

"FACILITIES" shall have the same meaning as defined in the Operation and Service Agreement.

"FINAL EOTT ORDER" shall have the meaning ascribed to such term in the Settlement Agreement.

"FINAL ENRON ORDER" shall have the meaning ascribed to such term in the Settlement Agreement.

"FINAL INVOICE" shall mean an invoice prepared by Enron in good faith estimating all costs incurred by Enron under the Operation and Service Agreement since the last invoice delivered by Enron through the Effective Date, including, but not limited to, the Transition Expenses.

"GOVERNMENTAL AUTHORITY" means, with respect to any Person, any country, state, county, city or political subdivision that exercises jurisdiction over such Person or such Person's property or assets, and any court, agency, department, commission, board, bureau or instrumentality of any of them.

"LAW" means, collectively, any law, statute, rule, regulation, ordinance, order, directive, code, interpretation, judgment, decree, injunction, writ, permit, license, authorization, or decision or agreement with or by any Governmental Authority, and including Environmental Law.

"LTD PLAN" shall have the meaning ascribed to such term in Section 4.2(a)(i).

"NOTE" shall have the meaning ascribed to such term in the Settlement Agreement.

"OPERATOR CONTROLLED GROUP" shall have the meaning ascribed to such term in
Section 3.1.

"OPERATION AND SERVICE AGREEMENT" shall mean the Operation and Service Agreement executed between Enron Pipeline Services Company and EOTT Energy Corp., a Delaware corporation, solely in its capacity as the general partner of EOTT Energy Operating Limited Partnership, a Delaware limited partnership, and EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership, and dated and effective as of October 1, 2000, as amended.

"O&S AGREEMENT INDEMNITY" shall have the meaning ascribed to such term in the Settlement Agreement.

"PERSON" means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated organization, joint venture, firm, or other entity or a government or any political subdivision or agency, department, or instrumentality thereof.

"SAVINGS PLAN" has the meaning ascribed to such term in Section 4.1(b).

"SETTLEMENT AGREEMENT" shall mean that SETTLEMENT AGREEMENT entered into as of the 7th day of October, 2002 by and among EOTT Energy Partners, L.P., a Delaware limited partnership, EOTT Energy Corp., a Delaware corporation, EOTT Energy General Partner, LLC, a Delaware limited liability company, EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership, EOTT Energy Operating Limited Partnership, a Delaware limited partnership, EOTT Energy Canada Limited Partnership, a Delaware limited partnership, EOTT Energy Liquids, L.P., as Delaware limited partnership, EOTT Energy Finance Corp., a Delaware corporation, and EOTT Canada Ltd., an Alberta corporation on the one hand, and Enron Corp., an Oregon corporation and as debtor-in-possession, Enron North America Corp., a Delaware corporation and as debtor-in-possession, Enron Energy Services, Inc., a Delaware corporation and as debtor-in-possession Enron Pipeline Services Company, a Delaware corporation, EGP Fuels Company, a Delaware corporation, and Enron Gas Liquids, Inc., a Delaware corporation and as debtor-in-possession, on the other.

"SYSTEM EMPLOYEES" shall mean those Eligible Transition Employees who become employed by EEC pursuant to the terms and provisions of this Agreement.

"TRANSITION EXPENSES" shall have the meaning ascribed to such term in Section
2.1.

                                    ARTICLE 2
                         EMPLOYMENT OF SYSTEM EMPLOYEES

2.1 Certain Obligations with Respect to Eligible Transition Employees. The EOTT Parties and Enron shall be responsible for, on an equal basis, reasonable winddown costs, incurred by Enron as a result of the transition of Eligible Transition Employees. The EOTT Parties' share of such costs are the "TRANSITION EXPENSES". Projected winddown costs are set forth on Exhibit B hereto.

2.2 Employment of System Employees. The EOTT Parties shall make or cause to be made an offer of employment to each Eligible Transition Employee, and will initially employ or cause to be employed each such Eligible Transition Employee at not less than the current base compensation such System Employee was paid by Enron; provided, however, nothing in this Agreement shall operate or be construed to prevent the EOTT Parties from subsequently increasing or decreasing any such System Employee's base compensation in such a manner as the EOTT Parties may deem appropriate or from terminating any System Employee.

                                    ARTICLE 3
                               EMPLOYMENT MATTERS

3.1 System Employees. Enron has delivered the Schedule of Eligible Transition Employees on a confidential basis to the Vice President, Human Resources at EEC with the Schedule showing the name, job position, work location, base compensation and years of past service credit for all Eligible Transition Employees. Enron will provide the EOTT Parties, on a confidential basis, relevant written information in Enron's possession regarding each such individual's work qualifications, training history, and prior jobs held while employed by any affiliate of Enron or the EOTT Parties. The EOTT Parties agree to cause a member or members of the controlled group under IRC Section 1563(c)(2)(A) of which Enron is a member (the "OPERATOR CONTROLLED Group") to make offers of employment as of the Effective Date to such Eligible Transition Employees with such offers of employment to be made within thirty (30) days of the date of execution of the Agreement. Additionally, the EOTT Parties shall require that all acceptances of employment by the System Employees be received by the EOTT Parties on or before fifteen (15) days prior to the anticipated Approval Date, unless otherwise agreed between the parties. The EOTT Parties agree that such offers of employment shall be made in accordance with this Section. The offered employment shall be at levels of compensation consistent with the EOTT Parties' salary policies for jobs of similar responsibilities, but in accordance with Section 2.2 above. If the EOTT Parties offer an Eligible Transition Employee employment hereunder that requires a relocation beyond fifty (50) miles from that Eligible Transition Employee's current work location, the EOTT Parties shall pay relocation benefits in accordance with Enron's relocation policy.

3.2 COBRA Continuation Coverage. Enron shall be responsible for the health care claims of any Eligible Transition Employees prior to the Effective Date, as required by the Consolidated Omnibus Reconciliation Act of 1985 ("COBRA") under affected medical plans sponsored by Enron. The EOTT Parties shall be responsible for providing health care continuation coverage, if any, as required by COBRA to any of the System Employees who are employed by the EOTT Parties as of or subsequent to the Effective Date and who cease employment with the EOTT Parties for any reason thereafter.

3.3 Participation In the EOTT Parties' Plans. Subsequent to the Effective Date, upon employment with the EOTT Parties or one of its affiliates, the System Employees shall be eligible for participation in all employee benefit plans (within the meaning of Section 3(3) of ERISA) for which similarly situated employees of the EOTT Parties are eligible ("EOTT PARTIES' PLANS"). The EOTT Parties shall recognize all credited service dates accepted by Enron in all service and vesting requirements for System Employee participation. Under the EOTT Parties' Plans, the System Employees will be given credit for Past Service (defined below) for purposes of (i) determining eligibility for participation (including, without limitation, eligibility for early retirement), and
         (ii) determining the duration and amount, if any, of disability benefits. "PAST SERVICE" means (i) service as an employee of Enron or any of its affiliates and (ii) service as an employee of any other entity, but only to the extent that such service is recognized under the applicable and similar plan of the EOTT Parties, and is continuous through the Effective Date.

3.4 No Medical Preexisting Condition. No preexisting condition, exclusion, or limitation shall be applicable with respect to the participation and coverage of any System Employee or dependent in any of the EOTT Parties' Plans which is a medical benefit plan.

3.5 Responsibility for Claims. Employee benefit claims for expenses incurred by, or for services provided to, Eligible Transition Employees or their dependents which occur prior to the Effective Date shall be covered under the Enron sponsored plans. Employee benefit claims for expenses incurred by, or for services provided to, System Employees or their covered dependents which occur on or after the Effective Date shall be covered under the EOTT Parties' Plans. The amount and type of benefits payable in any case shall be determined in accordance with the terms of the applicable employee benefit plan.

3.6 Information From Enron. Enron shall furnish the EOTT Parties with copies of the relevant information from each Eligible Transition Employee's personnel files and historical compensation data, and such other information that is reasonably requested by the EOTT Parties for the purpose of carrying out the provisions of this Section 3.1, except as may be prohibited by law or contractual obligation, or which in the opinion of Enron contains subjective opinion that may expose Enron to potential liability.

                                    ARTICLE 4
                  SPECIFIC BENEFIT PLAN TRANSITION OBLIGATIONS

4.1      Enron's Pension Plans.

         (a) Enron Corp. Cash Balance Plan. System Employees shall continue to be eligible to participate in the Enron Corp. Cash Balance Plan on or after the Effective Date for as long as EEC is a participating employer in such plan.

         (b)      Enron Corp. Savings Plan.

                  System Employees shall continue to be eligible for participation in the Enron Corp. Savings Plan ("SAVINGS PLAN") for as long as EEC is a participating employer in such plan. The account of each System Employee who is a participant in the Savings Plan shall continue to be held by the Trustee of the Savings Plan in accordance with the applicable terms and provisions of the Savings Plan, and shall be distributed to System Employee participants according to the terms and provisions of the Savings Plan regarding the time and manner of payment of benefits.


         (c)      Enron Corp. Employee Stock Ownership Plan.


                  (i) System Employees who are already participants therein will remain participants in the Enron Employee Stock Ownership Plan ("ESOP") as long as EEC is a participating employer in such plan.

                  (ii) The account of each System Employee who is a participant in the ESOP shall continue to be held by the Trustee of the ESOP in accordance with the applicable terms and provisions of the ESOP, and shall be distributed to participants according to the terms and provisions of the ESOP regarding the time and manner of payment of benefits.

4.2 EOTT Parties Sponsored Employee Welfare Benefit Plans. The System Employees and their dependents shall participate in the EOTT Parties Plans which are employee welfare benefit plans maintained by the EOTT Parties for its employees.

         (a)      Long Term Disability Benefits.

                  (i) Eligible Transition Employees who were on Enron's sick pay policy on the Effective Date shall be eligible at the end of their sick pay period to apply for and receive benefits to which they are entitled under the provisions of the Enron Long Term Disability Plan ("LTD PLAN").

                  (ii) Enron shall be responsible for all long term disability cases existing under the LTD Plan on the Effective Date, including cases and events for Eligible Transition Employees which occurred on or prior to the Effective Date.

                  (iii) Eligible Transition Employees who are receiving or entitled to receive long term disability benefits under the LTD Plan as provided in 4.2 (a) (i) and
                           (ii) above shall continue to receive or be entitled to receive benefits under such plan, in addition to any other Enron benefits pertaining to long term disability recipients, on or after the Effective Date.

                  (iv) System Employees shall be eligible for long term disability benefits under the EOTT Parties' Plans which provide such benefits.

         (b) Sick Pay Benefits. Employees who are receiving sick pay under the Enron sick policy on the Effective Date shall continue to be paid by Enron under such policy until the earlier of (i) the employee being released to return to active work or (ii) the expiration of sick pay benefits. Upon being released to return to work, such Eligible Transition Employees shall receive an offer of employment from the EOTT Parties, provided such return to work release date is not greater than six (6) months from Effective Date. Upon returning to active employment status, such employees who become System Employees will terminate participation in the Enron plans and become participants in the EOTT Parties' Plans.

         (c)      Medical Benefits.

                  (i) Eligible Transition Employees who were confined to a hospital or medical care facility on the Effective Date shall remain covered under the Enron Medical Plan until the earlier of (1) the termination of benefits or (2) the employee being released to return to active work. System Employees who have covered dependents confined to a hospital or medical care facility on the Effective Date shall remain covered under the Enron Medical Plan until the earlier of (1) the termination of benefits or (2) the dependents are released from confinement.

                  (ii) Expenses for covered medical treatment under the Enron Medical Plan incurred by System Employees and their dependents prior to the Effective Date shall be covered under the Enron Medical Plan and shall be filed with Enron or its claims administrator. System Employees and their dependents who incur expenses prior to the Effective Date may file claims under the Enron Medical Plan for a period of one year following the Effective Date.

                  After the Effective Date, the amount applied toward deductibles and out of pocket maximums in the Enron's Medical Plan from January 1, 2002 up to the Effective Date, will be recognized toward satisfaction of deductibles and out of pocket maximums under the EOTT Parties' Plans which provide medical benefits for the calendar year 2002. For such amounts to be recognized, Enron will be required to provide an electronic tape feed to the appropriate ASO vendor within 15 days after the Effective Date with the deductibles and out of pocket maximums amounts applied under the Enron plans which provided medical benefits

                  (iv) System Employees whose employment with the EOTT Parties terminates after the Effective Date shall be eligible to receive medical and dental benefits under the EOTT Parties' Plans which provide post employment and retiree medical and dental benefits according to the provisions of such plans. Financial responsibility for such medical and dental coverage and claims, as well as coverage and claims for their covered dependents, shall rest solely with the EOTT Parties.

         (d)      Dental Benefits.

                  (i) Claims for dental expenses incurred before the Effective Date shall be filed and paid under the Enron Dental Plan. Claims for dental expenses incurred on or after the Effective Date shall be filed under the EOTT Parties' Plans which provide dental benefits.

                  (ii) Amounts applied to the orthodontia lifetime maximum under the Dental Plan shall also apply to the orthodontia lifetime maximum under the EOTT Parties Plans for eligible treatment in progress on the Effective Date. Orthodontia treatment in progress under the Enron Dental Plan for covered System Employees and their dependents age 19 and younger, shall terminate on the Effective Date. For such amounts to be recognized, Enron will be required to provide an electronic tape feed to the appropriate ASO vendor within 15 days after the Effective Date with the amounts paid under the Enron dental plan for orthodontia treatment up to the Effective Date.

                  (iii) After the Effective Date, the amount applied toward deductibles and out of pocket maximums in the Enron Dental Plan from January 1, 2002 up to the Effective Date will be recognized toward satisfaction of deductibles and out of pocket maximums in the EOTT Parties' Plans. For such amounts to be recognized, Enron will be required to provide an electronic tape feed to the appropriate ASO vendor within 15 days after the Effective Date with the deductibles and out of pocket maximums amounts applied under the Enron plans which provided dental benefits.

         (e)      Life Insurance Benefits.

                  (i) System Employees who enroll for life insurance coverage under the EOTT Plans shall not be considered late entrants and will not be required to provide certification of health status for issue levels up to $300,000.


                  (ii) Enron will be responsible for the life insurance benefits for any Eligible Transition Employee who remains covered by an Enron sick pay plan as provided in Section 4.2(b).

         (f)      Accidental Death and Dismemberment Benefits.

                  (i) The Enron Accidental Death & Dismemberment Plan (the "AD&D PLAN") shall be responsible for the payment of all claims for or relating to accidental injuries and deaths occurring before the Effective Date, provided such claims are filed within one year of the Effective Date.


                  (ii) Eligible Transition Employees who are covered under the Enron sick pay plan as provided in Section 4.2(b) on the Effective Date shall remain covered under the AD&D Plan until the earlier of (1) the termination of such coverage or (2) return to active work.


         (g) Section 125 Spending Accounts. System Employees shall be able to submit medical or dependent care expenses to Enron for any expenses incurred prior to the Effective Date for reimbursement under the provisions of the Enron Section 125 Spending Account Plans, except any System Employee who enrolls under COBRA Provisions shall be eligible to participate in the COBRA Spending Accounts. No Spending Account balances will be transferred to the EOTT Parties by Enron as part of the transition obligations.

         (h) Education Reimbursement. Enron's obligation for education reimbursement to System Employees is limited to those System Employees who have already received approval for and completed by the Effective Date a course approved under the Enron Education Reimbursement Plan. The EOTT Parties have currently suspended any educational reimbursement plans.

         (i) Vacation. System Employees with a 2002 unused vacation balance with Enron as of the Effective Date will transfer their vacation balance to the EOTT Parties. Beginning January 1, 2003, a System Employee's vacation will be earned and accrued at the end of each month and be paid at the base rate of pay at the time the vacation is used. The Enron continuous service date of a System Employee will be recognized for the EOTT Parties vacation accrual. For System Employees whose vacation accrual rate is established at three weeks with a vacation eligibility date on or after January 1, 2000, the EOTT Parties will continue to recognize this same vacation accrual.

         (j) Holiday. System Employees will continue on the Enron holiday schedule for the remainder of 2002 with an exception to the Christmas Observance Holiday on December 24, 2002. The EOTT Parties will recognize the Enron Christmas Observance Holiday as one (1) EOTT Parties' Discretionary Holiday. The EOTT Parties will recognize one (1) Enron Discretionary Holiday if the System Employee has not used this discretionary holiday as of the Effective Date. Beginning January 1, 2003, all System Employees will follow the EOTT Parties' holiday schedule.

4.3 Enron Stock Option Plan. Options currently granted to System Employees under any Enron Corp. stock plan or program shall continue under normal vesting requirements, as set out in such plan or program, as long as the System Employees are employed by Enron or the EOTT Parties.

4.4 Workers Compensation Claims. Enron shall be responsible for any Workers Compensation claims filed by any System Employees prior to the Effective Date. The EOTT Parties shall be responsible for all Workers Compensation claims filed by System Employees after the Effective Date.

                                    ARTICLE 5
                               RECORDS AND AUDITS

         Records Maintenance and Audits. Enron shall, for a period required by law after the termination of this Agreement, maintain records and other evidence sufficient to accurately and properly reflect charges and distributions related to the Employee Benefits matters hereunder. Enron agrees to send the original records on the System Employees to the EOTT Parties, and retain copies, as set out in Section 3.6 above. The EOTT Parties or their representatives shall have access at all reasonable times and with reasonable notice to review such records to administer the plans. Any audits performed by or on behalf of the EOTT Parties shall be at the EOTT Parties' sole cost and expense.

                                    ARTICLE 6
                                 CONFIDENTIALITY

                           Each party acknowledges that in connection with its
performance under this Agreement, it may gain access to confidential material and information which is proprietary to the other party. Unless otherwise required by law, each party agrees:

         (a) to hold such material and information in strict confidence and not make use thereof other than for performance under or enforcement of this Agreement;

         (b) to reveal such material and information only to those employees requiring such information in connection with the performance of the employee benefits matters only after such employees agree to be bound by the provisions of this confidentiality provision; and

(c) not to reveal such material and information to any third person, except as necessary in connection with this Agreement, or as may be required by law or court proceeding, and then only to the extent that such persons agree to be bound by the confidentiality obligations set forth herein.

         This confidentiality provision shall survive for a period of three years following the expiration or termination of this Agreement.

                                    ARTICLE 7
                                 INDEMNIFICATION


                           7.1 Indemnification by the EOTT Parties. The EOTT Parties agree to protect, defend, indemnify and hold harmless Enron and its employees, officers, directors, agents and representatives, at the EOTT Parties' cost and expense, from and against any and all claims, demands or causes of action, and will reimburse Enron for any and all costs, liabilities, judgments, and expenses (including attorneys' fees) reasonably incurred by Enron in connection with the investigation, preparing for and defending against any such claim, demand or cause of action, whether or not resulting in any liability, and any amount paid in settlement of any litigation, commenced or threatened, or of any such claim, demand or cause of action if such settlement is effected with the written consent of the EOTT Parties, under, arising out of, or attributable to any the EOTT Parties' employee benefit plan, program operative or any act or omission by the EOTT Parties or their employees or agents with respect to an Enron Plan.

                           7.2 Indemnification Procedures. Promptly after receipt by a party indemnified (the "INDEMNIFIED PARTY") under this
         Article 7 of notice of the commencement of any action or the written assertion of any claim or demand, the Indemnified Party shall, if a claim in respect thereof is to be made against an indemnifying party (the "INDEMNIFYING PARTY") under this Article 7, notify the Indemnifying Party in writing of the commencement or the written assertion thereof; but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may otherwise have to the Indemnified Party. In case any such action, claim or demand shall be brought or asserted against any Indemnified Party, it shall notify the Indemnifying Party, who shall be entitled to participate therein or, upon request by the Indemnifying Party, the Indemnified Party may assume the defense thereof with counsel reasonably satisfactory to the Indemnifying Party. In the alternative, the Indemnifying Party may assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Upon assumption by the Indemnifying Party of the defense of such action, claim or demand, the Indemnified Party shall have the right to participate in such action, claim or demand and to retain its own counsel, but the Indemnifying Party shall not be liable to the Indemnified Party under Article 7 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by the Indemnified Party, in connection with the defense thereof other than reasonable costs of investigation and preparation, unless the Indemnifying Party and the Indemnified Party are named parties to any such action, claim or demand (including any impleaded parties) and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

                           7.3 Survival. The agreements contained in this
         Article 7 shall remain operative and in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of Enron, the EOTT Parties, or any of their respective officers or directors or any controlling person, and shall survive the termination of this Agreement.

                           7.4 Other Beneficiaries. The reimbursement and indemnity obligations of the EOTT Parties under this Article 7 shall be in addition to any liability which the EOTT Parties may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the EOTT Parties and their employees, officers, directors, agents and representatives.

                                    ARTICLE 8
                                TERM OF AGREEMENT

         This Agreement shall be effective as of the Effective Date and shall continue in force and effect for one year after the Effective Date.

                                    ARTICLE 9
                                  MISCELLANEOUS

9.1      Assignability.

                                    (a) Enron shall not assign, in whole or in
                  part, any of the rights, obligations or benefits arising under this Agreement without the prior written consent of the EOTT Parties, which consent may not be unreasonably withheld, except by operation of law, and except that Enron may assign its rights, obligations and benefits hereunder to any entity controlled by, under common control with, or which controls such party, provided Enron shall continue to remain jointly and severally liable for all of its assignee's obligations hereunder.

                                    (b) The EOTT Parties may assign, in whole or
                  in part, any of the rights, obligations or benefits arising under this Agreement to a subsidiary, affiliate or related third party, without the prior written consent of Enron, but with written notice to Enron of such assignment, provided the EOTT Parties shall continue to remain jointly and severally liable for all of its assignee's obligations hereunder.

                           9.2 Injunctions. The parties acknowledge that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which they may be entitled at law or in equity.

                           9.3 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                           9.4 Notices. Any notice, request, consent, payment, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party or parties to whom notice is given, or on the 10th day after mailing if mailed to the party to whom the notice is to be given by certified mail, return receipt requested, postage prepaid and properly addressed as follows:

                               If to Enron:

                                        Enron Pipeline Services Company.
                                        P.O. Box 1188
                                        Houston, Texas 77251-1188
                                        Attn: General Counsel
                                              Legal Department

                               If to EOTT Parties:

                                        EOTT Energy Corp.
                                        P.O. Box 4666
                                        Houston, Texas 77210-4666
                                        Attn: General Counsel
                                              Legal Department

         Either party may change its address for the purpose of this Section 9.4 by giving the other party hereto written notice of the new address in the manner set forth above.

                           9.5 Further Assurances. Subject to the provisions hereof, the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonable required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby. Subject to the provisions hereof, each of the parties shall, in connection with entering into this Agreement, performing its obligations hereunder and taking any and all actions relating hereto, comply with all applicable laws, regulations, orders and decrees, obtain all required consents and approvals and make all required filing with any governmental agency, other regulatory or administrative agency, commission or similar authority and promptly provide the other parties with all such information as they may reasonably request in order to be able to comply with the provisions of this section.

                           9.6 Change of Law. If, due to any change in applicable law or regulations or the interpretation thereof by any court of law or other governing body having jurisdiction subsequent to the date of this Agreement, performance of any provision of this Agreement or any transaction contemplated thereby shall become impracticable or impossible, the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision.

                           9.7 Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                           9.8 Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the parties as if the unenforceable provisions had never been contained herein.

                           9.9 No Third Party Beneficiaries. Nothing in this Agreement shall provide any benefit to any third party or entitle any third party to any claim, cause of action, remedy or right of any kind, it being the intent of the parties that this Agreement shall not be construed as a third party beneficiary contract; provided, however, that the indemnification provisions in Article 7 shall inure to the benefit of the Enron Indemnitees as provided in Article 7.

                           9.10 Waiver. No waiver by either party of any term or breach of this Agreement shall be construed as a waiver of any other term of breach hereof or of the same or a similar or breach on any other occasion.

                           9.11 Amendment. No modification or amendment of this Agreement shall be binding upon either party unless in writing and signed by the parties hereto.

                           9.12 Entire Agreement. This Agreement, together with all Schedules attached hereto, constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto regarding the subject matter hereof.

9.13 Disputes. The Parties hereby agree that any dispute arising under this Agreement shall be submitted to the Enron Bankruptcy Court for resolution

9.14 Counterparts. This Agreement may be executed and delivered in multiple counterparts, each of which for all purposes shall be deemed an original, and all counterparts shall together constitute but one and the same instrument.


                                   ARTICLE 10
                                  FINAL INVOICE

         Within sixty (60) days after the Effective Date, Enron shall submit a statement to the EOTT Parties reconciling the Final Invoice with the actual costs incurred by Enron under the Operation and Services Agreement for the period covered by the Final Invoice, including the Transition Costs ("ACTUAL COSTS"). The amount by which the Actual Costs exceed the Final Invoice shall be paid upon demand to Enron less any Disputed Amount. The amount by which the Final Invoice exceeds the Actual Costs, less any Disputed Amount, shall be applied against the principal outstanding under the Note. The Parties shall resolve any Disputed Amount as set forth in Section 20, Disputed Payments, of the Settlement Agreement.


                                   ARTICLE 11
                              CONDITIONS PRECEDENT

         The obligation of Enron to consummate the transactions contemplated by this Agreement is subject, in the discretion of Enron, to the satisfaction of each of the following conditions (any of which, in Enron's absolute and sole discretion, may be waived in whole or in part):

         (a)      The entry of a Final EOTT Order;

         (b)      The entry of a Final Enron Order;

         (c) No breach of any term or condition of the Settlement Agreement shall have occurred; and

         (d) The EOTT Parties shall have paid, and Enron shall have received, payment in full for all invoices, less any Disputed Amount, Enron has submitted under the Operation and Service Agreement for the period August 1, 2002 through the Effective Date, including, but not limited to, the Final Invoice.

                                   ARTICLE 12
                         OPERATION AND SERVICE AGREEMENT

         The parties hereby agree that, upon the Effective Date of this Agreement, the Operation and Service Agreement shall be terminated, and be of no further force and effect except for the rights with respect to the O&S Agreement Indemnity.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 8th day of October, 2002, but EFFECTIVE FOR ALL PURPOSES as of the Effective Date.


                                      ENRON PIPELINE SERVICES COMPANY


                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------



                                      EOTT ENERGY GENERAL PARTNER, LLC, SOLEY IN
                                      ITS CAPACITY AS THE GENERAL PARTNER OF AND
                                      ON BEHALF OF EOTT ENERGY OPERATING LIMITED
                                      PARTNERSHIP, AND EOTT ENERGY PIPELINE
                                      LIMITED PARTNERSHIP


                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------


                                      EOTT ENERGY CORP., SOLELY IN ITS CAPACITY
                                      AS THE GENERAL PARTNER OF AND ON BEHALF OF
                                      EOTT ENERGY PARTNERS, L.P.


                                      By:
                                         ---------------------------------------

                                      Name:
                                           -------------------------------------

                                      Title:
                                            ------------------------------------

                                   SCHEDULE A

                          ELIGIBLE TRANSITION EMPLOYEES
         AS OF SEPTEMBER 30, 2002, AMENDED AS AGREED BETWEEN THE PARTIES

                                   SCHEDULE B

                            PROJECTED WINDDOWN COSTS


Costs to box, inventory and deliver operational documentation, records and drawings. Engineering records will enter compliance information into an Access database. An estimated 130 boxes of engineering records will be shipped to EOTT Energy Corp's Houston offices. Electronic data will be transferred to a hard drive and forwarded along with the boxes. Additional records include Pipeline Integrity, Right-of-Way, Safety, Environmental and Training. Total estimated winddown costs less than $20,000.

                                    EXHIBIT B

                                     FORM OF

                                 WRITTEN CONSENT

                                       OF

                              THE SOLE STOCKHOLDER

                                       OF

                                EOTT ENERGY CORP.

                        __________________________ , 2002


                  The undersigned, Enron Corp. (the "Stockholder"), being the holder of record of all of the issued and outstanding shares of the common stock, par value $1.00 per share ("Common Stock"), of EOTT Energy Corp., a Delaware corporation (the "Company"), pursuant to Section 228(a) of the Delaware General Corporation Law, does hereby consent to and approve the following resolution:

                  WHEREAS, pursuant to Article VIII of the Restated Certificate of the Company, without the prior affirmative vote or written consent the Stockholder, the Board of Directors of the Company and the Company shall not, inter alia, file a voluntary petition in bankruptcy for or on behalf of the Company or EOTT Energy Partners, L.P. (the "Partnership") other than in the United States Bankruptcy Court in which the jointly administered cases, In re Enron Corp., et al., Case No. 01-16034 are pending;

                  WHEREAS, the Board of Directors of the Company has notified the Stockholder of its intention to file a voluntary petition in bankruptcy on behalf of the Company, the Partnership and certain subsidiaries of the Partnership; and

                  WHEREAS, the Board of Directors of the Company desires to file such voluntary petition in bankruptcy in the United States Bankruptcy Court for the Southern District of Texas;

                  NOW, THEREFORE, BE IT RESOLVED, that the Stockholder hereby consents to the filing of a voluntary petition in bankruptcy on behalf of the Company and the Partnership in the United States Bankruptcy Court for the Southern District of Texas provided that such filing shall occur on or prior to date 30 days after the date hereof.

                  IN WITNESS WHEREOF, the undersigned sole stockholder of the Company, being the holder of record of all of the issued and outstanding shares of Common Stock, has executed this Written Consent to be effective as of the date first above written.

                                                   ENRON CORP.

                                                   By:
                                                       ------------------------
                                                       Name:
                                                       Title:

                                    EXHIBIT C

                                     FORM OF
                                    GUARANTY

                  This GUARANTY (this "GUARANTY"), dated as of October __, 2002, by and among the Guarantors identified as such on the signature page hereof (each, a "GUARANTOR" and collectively, the "GUARANTORS"), and Enron Corp., Oregon corporation, as holder of the Note (as defined below) (the "NOTEHOLDER").

                                   WITNESSETH:

                  WHEREAS, pursuant to that certain secured promissory note, dated as of the date hereof in the aggregate the initial principal amount of $6,211,673.13 (the "NOTE"), by EOTT Energy Partners, L.P., a Delaware limited partnership (the "BORROWER"), in favor of the Noteholder (as from time to time amended, restated, supplemented or otherwise modified, the "NOTE"), the Borrower has agreed to pay amounts with respect to principal, accrued and unpaid interest thereon and other expenses to the Noteholder, subject to the terms and conditions set forth in such Note;

                  WHEREAS, the Borrower and certain of its affiliates and subsidiaries (collectively, the "EOTT PARTIES") and the Noteholder and certain of its affiliates and subsidiaries (collectively, the "ENRON PARTIES") are party to that certain Settlement Agreement, dated as of the date hereof (the "SETTLEMENT AGREEMENT");

                  WHEREAS, the Guarantors are wholly-owned direct and indirect subsidiaries of the Borrower and as such will derive direct and indirect economic benefits from the execution of the Note and other financial accommodations provided to the Borrower pursuant to the Settlement Agreement; and

                  WHEREAS, in order to induce the Noteholder to enter into the Settlement Agreement and other related agreements, each Guarantor has jointly and severally unconditionally agreed to guarantee payment of all amounts due under the Note (the "OBLIGATIONS");

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Enron Parties to provide the financial accommodations under the Note and the Settlement Agreement, it is agreed as follows:

DEFINITIONS.

                  Capitalized terms used herein shall have the meanings assigned to them in the Settlement Agreement, unless otherwise defined herein.

                  References to this "GUARANTY" shall mean this Guaranty, including all amendments, modifications and supplements and any annexes, exhibits and schedules to any of the foregoing, and shall refer to this Guaranty as the same may be in effect at the time such reference becomes operative.

THE GUARANTY.

                  Guaranty of Guaranteed Obligations of Borrower. Each Guarantor hereby jointly and severally unconditionally guarantees to the Noteholder, and its respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of Borrower (hereinafter the "GUARANTEED OBLIGATIONS"). Each Guarantor hereby jointly and severally unconditionally agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any Settlement Document or any other agreement, document or instrument to which the Borrower, the Noteholder and/or the Guarantors are or may become a party;

                  the absence of any action to enforce this Guaranty or any Settlement Document or the waiver or consent by the Noteholder with respect to any of the provisions thereof;

                  the existence, value or condition of, or failure to perfect its Lien against, any Collateral for the Guaranteed Obligations or any action, or the absence of any action by the Noteholder in respect thereof (including, without limitation, the release of any such security); or

                  the insolvency of person party to any Settlement Document, the Note or this Guaranty; or

                  any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being unconditionally agreed by each Guarantor that its obligations under this Guaranty shall not be discharged until the date that all Obligations have been paid in full and satisfied (the "TERMINATION DATE"). Each Guarantor shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each Guarantor jointly and severally unconditionally agrees that any notice or directive given at any time to the Noteholder which is inconsistent with the waivers set forth in the previous sentences shall be null and void and may be ignored by the Noteholder, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Noteholder has specifically agreed otherwise in writing. It is unconditionally agreed among each Guarantor and the Noteholder that the foregoing waivers are of the essence of the transaction contemplated by the Settlement

Agreement and the Note and that, but for this Guaranty and such waivers, the Noteholder and its affiliates and subsidiaries would decline to enter into the Settlement Agreement.

                  Demand by Noteholder. In addition to the terms of the Guaranty set forth in Section 2.1 hereof, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that, if, at any time, the outstanding principal amount of the Guaranteed Obligations under the Note (including all accrued interest thereon) is declared to be immediately due and payable, then the Guarantors shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such holders. Payment by the Guarantors shall be made to the Noteholder, or its designated assign, in immediately available funds to an account designated by the Noteholder or its designated assign, or at the address set forth herein for the giving of notice to the Noteholder or at any other address that may be specified in writing from time to time by the Noteholder, and shall be credited and applied to the Guaranteed Obligations.

                  Enforcement of Guaranty. In no event shall the Noteholder have any obligation (although it is entitled, at its option) to proceed against the Borrower or any of its affiliate or any Collateral pledged to secure Guaranteed Obligations before seeking satisfaction from any or all of the Guarantors, and the Noteholder may proceed, prior or subsequent to, or simultaneously with, the enforcement of the Noteholder's rights hereunder, to exercise any right or remedy which it may have against any Collateral, as a result of any Lien it may have as security for all or any portion of the Guaranteed Obligations.

                  Waiver. In addition to the waivers contained in Section 2.1 hereof, each Guarantor waives and jointly and severally unconditionally agrees that they shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantors of their Guaranteed Obligations under, or the enforcement by the Noteholder of, this Guaranty. Guarantors hereby waive diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in any of the EOTT Parties' financial condition or any other fact which might increase the risk to the Guarantors) with respect to any of the Guaranteed Obligations or all other demands whatsoever and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. Each Guarantor hereby jointly and severally represent, warrant and unconditionally agrees that, as of the date of this Guaranty, their obligations under this Guaranty are not subject to any offsets or defenses against the any of the Enron Parties of any kind. Each Guarantor further jointly and severally unconditionally agrees that their obligations under this Guaranty shall not be subject to any counterclaims, offsets or defenses against any of the Enron Parties of any kind which may arise in the future.

                  Benefit of Guaranty. The provisions of this Guaranty are for the benefit of the Noteholder and its respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower and its affiliates and subsidiaries and the Noteholder and its affiliates and subsidiaries, the obligations of the Settlement Parties under the Settlement Agreement and the Note. In the event all or any part of the Guaranteed Obligations are transferred, indorsed or assigned by the Noteholder to any person or persons, any reference to "NOTEHOLDER" herein shall be deemed to refer equally to such person or persons.

                  Modification of Guaranteed Obligations, Etc. Each Guarantor hereby acknowledges and jointly and severally unconditionally agrees that the Noteholder may at any time or from time to time, with or without the consent of, or notice to, the Guarantors or any of them:

                  change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  take any action under or in respect of the Settlement Document or the Note in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  amend or modify, in any manner whatsoever, any Settlement Document or the Note;

                  extend or waive the time for any of the EOTT Parties' performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under any Settlement Document or the Note, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Noteholder has been granted a Lien, to secure any Obligations;

                  release anyone who may be liable in any manner for the payment of any amounts owed by Guarantors or any of the EOTT Parties to the Noteholder;

                  modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Guarantor or any of the EOTT Parties are subordinated to the claims of the Noteholder; and/or apply any sums by whomever paid or however realized to any amounts owing by any Guarantor or any of the EOTT Parties to the Noteholder in such manner as the Noteholder shall determine in its discretion;

and the Noteholder shall not incur any liability to Guarantors as a result thereof, and no such action shall impair or release the Guaranteed Obligations of the Guarantors or any of them under this Guaranty.

                  Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any of the EOTT Parties or any Guarantor for liquidation or reorganization, should any of the EOTT Parties or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of such EOTT Party's or such Guarantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Noteholder, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                  Deferral of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any Settlement Document or the Note, each Guarantor hereby:

                  expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to set off or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any person, and which such Guarantor may have or hereafter acquire against any EOTT Party in connection with or as a result of such Guarantor's execution, delivery and/or performance of this Guaranty, or any other documents to which such Guarantor is a party or otherwise; and
                  acknowledges and agrees (i) that this waiver is intended to benefit the Noteholder and shall not limit or otherwise effect any Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) that the Noteholder and its respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this Section 2.8 shall survive payment in full of the Guaranteed Obligations.

                  Election of Remedies. If the Noteholder may, under applicable law, proceed to realize benefits under any Settlement Document or the Note giving the Noteholder a Lien upon any Collateral owned by any EOTT Party, either by judicial foreclosure or by non-judicial sale or enforcement, the Noteholder may, at its sole option, determine which of such remedies or rights it may pursue without affecting any of such rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, the Noteholder shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any EOTT Party, whether because of any applicable laws pertaining to "election of remedies" or the like, Guarantors hereby consent to such action by the Noteholder and waive any claim based upon such action, even if such action by the Noteholder shall result in a full or partial loss of any rights of subrogation which Guarantors might otherwise have had but for such action by the Noteholder. Any election of remedies which results in the denial or impairment of the right of the Noteholder to seek a deficiency judgment against any EOTT Party shall not impair each Guarantor's obligation to pay the full amount of the Guaranteed Obligations. In the event the Noteholder shall bid at any foreclosure or trustee's sale or at any private sale permitted by law, the Settlement Documents or the Note, the Noteholder may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by the Noteholder but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under this Guaranty, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which the Noteholder might otherwise be entitled but for such bidding at any such sale.

DELIVERIES.

                  In a form satisfactory to the Noteholder, the Guarantors shall deliver to the Noteholder, concurrently with the execution of this Guaranty and the Settlement Agreement, the Note and other instruments, certificates and documents as are required to be delivered by Guarantors to Noteholder under the Settlement Agreement.

REPRESENTATIONS AND WARRANTIES.

                  Each Guarantor jointly and severally make the representations and warranties as to each Guarantor contained in the Settlement Agreement, each of which is incorporated herein by reference, and the representation and warranty to the Noteholder (which representation and warranty shall survive the execution and delivery of this Guaranty) that the execution, delivery and performance of this Guaranty, the Settlement Agreement and the Note and all instruments and documents to be delivered by each Guarantor hereunder and under the Settlement Agreement are within such Guarantor's corporate power, have been duly authorized by all necessary or proper corporate action, including the consent of stockholders, members and/or partners where required, are not in contravention of any provision of such Guarantor's charter or by-laws, do not violate any law or regulation, or any order or decree of any Governmental Authority, do not conflict with or result in the breach of, or constitute a default under, or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Guarantor is a party or by which any Guarantor or any of its property is bound, do not result in the creation or imposition of any Lien upon any of the property of any Guarantor, other than those in favor of the Noteholder, and the same do not require the consent or approval of any Governmental Authority, all of which have been duly obtained, made or complied with prior to the date hereof. On or prior to the date hereof, this Guaranty, and any Settlement Document to which any Guarantor is a party shall have been duly executed and delivered for the benefit of or on behalf of such Guarantor, and each shall then constitute a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms.

FURTHER ASSURANCES.

                  Each Guarantor jointly and severally unconditionally agrees, upon the written request of the Noteholder, to execute and deliver to the Noteholder, from time to time, any additional instruments or documents reasonably considered necessary by the Noteholder to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

PAYMENTS FREE AND CLEAR OF TAXES.

                  All payments required to be made by each Guarantor hereunder shall be made to the Noteholder free and clear of, and without deduction for, any and all present and future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) the Noteholder receives an amount equal to the sum they would have received had no such deductions been made, (b) such Guarantor shall make such deductions, and (c) such Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes, each applicable Guarantor shall furnish to the Noteholder the original or a certified copy of a receipt evidencing payment thereof. Each Guarantor shall jointly and severally indemnify and, within 10 days of demand therefor, pay the Noteholder for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by the Noteholder, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

OTHER TERMS.

                  Entire Agreement. This Guaranty, together with the Note and the other Settlement Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the Guaranteed Obligations.

                  Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

                  Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

                  Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified as follows:

                           If to the Noteholder:

                           Enron Corp.
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention:  General Counsel

                           with copies to:

                           Weil, Gotshal & Manges LLP
                           700 Louisiana, Suite 1600
                           Houston, Texas 77002
                           Attention:  Charles E. Harrell, Esq.

                           If to any Guarantor:

                           c/o EOTT Energy Partners, L.P.
                           200 West Sam Houston Parkway South
                           Suite 400
                           Houston, Texas 77042

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three Business Days after the same shall have been deposited with the United States mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States mail as otherwise provided in this Section 7.4), (iii) one Business Day after deposit with a reputable overnight carrier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger.

                  Successors and Assigns. This Guaranty and all obligations of the Guarantors hereunder shall be binding upon the successors and assigns of each Guarantor (including a debtor-in-possession on behalf of such Guarantor) and shall, together with the rights and remedies of the Noteholder hereunder, inure to the benefit of the Noteholder, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of the Noteholder hereunder. The Guarantors may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

                  No Waiver; Cumulative Remedies; Amendments. The Noteholder shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Noteholder and then only to the extent therein set forth. A waiver by the Noteholder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Noteholder would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Noteholder, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing, duly executed by the Noteoholder and Guarantors.

                  Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment and performance in full of the Guaranteed Obligations, the Noteholder shall deliver to Guarantors such documents as the Guarantors may reasonably request to evidence such termination.

                  Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

                  FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF THIS GUARANTY, EACH GUARANTOR JOINTLY AND SEVERALLY UNCONDITIONALLY AND SPECIFICALLY AGREES AND CONSENTS THAT ANY CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY ALLEGED BREACH HEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH THIS GUARANTY OR ANY RELATED DOCUMENTS, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THAT COURT. EACH GUARANTOR JOINTLY AND SEVERALLY UNCONDITIONALLY AGREES THAT THE PREVAILING PARTY OF ANY SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

                  GOVERNING LAW. EACH GUARANTOR JOINTLY AND SEVERALLY UNCONDITIONALLY AGREES THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THIS GUARANTY WILL BE GOVERNED BY NEW YORK LAW.

                  Limitation on Guaranteed Obligations. Notwithstanding any provision herein contained to the contrary, each Guarantor's liability hereunder shall be limited to an amount not to exceed as of any date of determination the aggregate principal amount of the Note, plus the interest thereon at the applicable rate specified in the Note.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Guaranty as of the date first above written.

                                    EOTT ENERGY GENERAL PARTNER, LLC

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                                    By:  EOTT Energy General Partner, LLC, as
                                    general partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EOTT ENERGY OPERATION LIMITED PARTNERSHIP

                                    By:  EOTT Energy General Partner, LLC, as
                                    general partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                    By:  EOTT Energy General Partner, LLC, as
                                    general partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EOTT ENERGY LIQUIDS, L.P.

                                    By:  EOTT Energy General Partner, LLC, as
                                    general partner


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EOTT ENERGY LTD.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    EOTT ENERGY FINANCE CORP.


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    ENRON CORP., as Noteholder

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT D


                                     FORM OF


                             SECURED PROMISSORY NOTE


Initial Principal Amount:                                         Houston, Texas
$6,211,673.13                                                             , 2002
                                                                  -------

                  FOR VALUE RECEIVED, the undersigned, EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership (the "BORROWER"), hereby unconditionally promises to pay to the order of ENRON CORP. ("ENRON"), or to its registered assigns, at its office at 1400 Smith Street, Houston, Texas 77002, or such other place as the holder of this Secured Promissory Note (this "NOTE") may designate in writing from time to time, in lawful money of the United States of America and in immediately available funds, the principal amount of six million two-hundred eleven thousand six hundred seventy-three and 13/100s dollars ($6,211,673.13), and any increased principal amount arising pursuant to the terms of this Note below, together with interest on the unpaid principal amount of this Note outstanding from time to time from the date hereof, at the rate provided below.

                  This Note is secured by an irrevocable letter of credit as provided in that certain Settlement Agreement, dated as of October 3, 2002 (the "SETTLEMENT AGREEMENT"), among the Borrower and certain of its affiliates on the one hand, and Enron and certain of its affiliates on the other. Reference is hereby made to the Settlement Agreement and the Letter of Credit for the terms and conditions upon which the security interests were granted and the rights of the holder of this Note in respect thereof. Payment of this Note is also guaranteed by all of the Subsidiaries of the Borrower as provided in the Guaranty, dated as of the date hereof (the "GUARANTY"), among the Borrower, its Subsidiaries and Enron. Reference is hereby made to the Guaranty for a description of the nature and extent of the guaranty and the rights of the holder of this Note in respect thereof. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Settlement Agreement.

         1. Interest.

                  (a) Subject to Section 1(b), the Borrower shall pay interest, based on the principal amount outstanding from time to time under this Note (including amounts capitalized pursuant to Section 1(b) below), semi-annually in arrears, in cash, on each April 1 and October 1, beginning on April 1, 2003 (each an "INTEREST PAYMENT DATE"), and on the Maturity Date at a rate equal to 10.0% per annum, based on a 360-day year.

                  (b) If prior to an Interest Payment Date, neither the Borrower nor any direct or indirect Subsidiary of the Borrower shall have made any cash payments with respect to the interest accrued, principal or fees or premium, if any, on the Borrower's 11% Senior Notes due 2009, issued pursuant to the First Supplemental Indenture, dated October 1, 1999, between The Bank of New York, as trustee, and the Borrower or on any note issued by any EOTT Party in exchange therefor, then the Borrower may, but shall not be required to, pay the interest due on this Note pursuant to Section 1(a) above by capitalizing and adding such amount to the principal amount outstanding under this Note. If the Borrower shall elect to capitalize due and payable interest pursuant to the immediately preceding sentence, it shall notify the holder of this Note of such election on the Interest Payment Date on which such interest is due.

                  (c) Notwithstanding anything to the contrary set forth in this
         Section 1, if at any time until payment in full of this Note, the interest rate payable thereon exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "MAXIMUM LAWFUL RATE"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable on this Note shall be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the interest rate payable thereon is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest thereunder at the Maximum Lawful Rate until such time as the total interest received by the holder of this Note is equal to the total interest which it would have received had the interest rate on this Note been (but for the operation of this Section 1(c)) the interest rate payable since the Closing Date. Thereafter, the interest rate payable shall be the stated interest rate unless and until such rate again exceeds the Maximum Lawful Rate, in which event this Section 1(c) shall again apply. In no event shall the total interest received by the holder of this Note pursuant to the terms hereof exceed the amount which it could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this
         Section 1(c), such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1(c), shall make a final determination that the holder of this Note has received interest hereunder in excess of the Maximum Lawful Rate, such holder shall, to the extent permitted by applicable law, promptly apply such excess first to any interest due and not yet paid under this Note, then to the outstanding principal of this Note (in the inverse order of maturity), then to other unpaid amounts under the Settlement Agreement and thereafter shall refund any excess to the Borrower or as a court of competent jurisdiction may otherwise order.

                  (d) If the Borrower shall default in the payment of any amounts due and payable under this Note (a "DEFAULTED NOTE PAYMENT") whether upon acceleration, at maturity or as otherwise provided herein, such Defaulted Note Payment shall bear interest at a rate equal to the lesser of (a) 12% per annum and (b) the Maximum Lawful Rate, which shall (i) accrue from the day of such default in payment to the date payment of such Defaulted Note Payment has been made or duly provided for, (ii) be payable on demand and (iii) be calculated set forth in this Sections 1(a) and (c).

         2. Payments.

                  (a) All principal hereof and interest thereon shall be due and payable on October 1, 2005 (the "MATURITY DATE").

                  (b) The Borrower shall make payments in respect of principal equal to one million dollars ($1,000,000) on each of October 1, 2003 and October 1, 2004. The remaining principal due herein shall be due and payable on the Maturity Date.

                  (c) If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas are authorized or required by law to close, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         3. Optional Prepayment. The Borrower shall have the right to prepay this Note in full on the earlier of (i) the effective date of the EOTT Plan of Reorganization and (ii) the date 180 days after the Petition Date by the payment of an amount equal to five million dollars ($5,000,000) plus the interest accrued on this Note through such date plus all amounts payable pursuant to
Section 4 hereof, if any (such amount, the "PREPAYMENT AMOUNT"); provided, however, that the Borrower shall give Enron notice in writing of such prepayment five Business Days prior to such prepayment. Upon the receipt and collection of the Prepayment Amount, Enron shall return this Note to the Borrower marked cancelled.

         4. Taxes.

                  (a) If, as a result of any change in law, rule or regulation from and after the Closing Date, the Borrower shall be required by law to deduct any present or future Taxes, levies, imposts, deductions, charges or withholdings, or any liabilities with respect thereto, excluding Taxes imposed on or measured by the net income of the holder of this Note, by the jurisdiction under the laws of which it is organized or any political subdivision thereof (all such non-excluded Taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "ADDITIONAL TAX AMOUNTS"), from or in respect of any sum payable hereunder to the holder of this Note, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4(a)) such holder receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, and (iii) the Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary Taxes or any other sales, transfer, exercise, mortgage recording or property Taxes, charges or similar levies that arise from any payment made hereunder or from the execution, sale, transfer, delivery or registration of, or otherwise with respect to, any of the Settlement Documents (hereinafter referred to as "OTHER TAXES").

                  (c) The Borrower shall indemnify any and all holders of this Note for the full amount of any Additional Tax Amounts payable pursuant to Section 4(a) and any Other Taxes payable pursuant to Section 4(b) (including without limitation, any such Additional Tax Amounts or Other Taxes imposed by any jurisdiction on amounts payable under this Section 4(c) paid by any holder of this Note and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Additional Tax Amounts or Other Taxes were correctly or legally asserted). This indemnification shall be made within 30 days from the date such holder makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Additional Tax Amounts, the Borrower shall furnish to the applicable holder of this Note the original or a certified copy of a receipt evidencing payment thereof.

                  (e) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4 shall survive the payment in full of this Note.

         5. Negative Covenant. The EOTT Parties jointly and severally unconditionally covenant and agree that no EOTT Party shall directly or indirectly form, incorporate or acquire any Subsidiary unless such Subsidiary shall execute and deliver a guaranty containing the same terms and conditions as the Guaranty.

         6. Set-Offs. ALL PAYMENTS TO BE MADE BY THE BORROWER HEREUNDER, WHETHER ON ACCOUNT OF PRINCIPAL, INTEREST, FEES OR OTHERWISE, SHALL BE MADE WITHOUT SET-OFF, DEDUCTION, COUNTERCLAIM OR RECOUPMENT EXCEPT AS OTHERWISE PERMITTED IN WRITING BY ENRON CORP.

         7. Presentment, Demand, Protest and Notices. All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby WAIVE AND RELINQUISH presentment, notice of presentment, demand, protest, notice of intent to accelerate, notice of acceleration and all other notices of any kind.

         8. Amendment, Supplement and Waiver. The terms and conditions of this Note may not be amended and supplemented except with the consent of the holder hereof and any existing Default or compliance with any provision of this Note may not be waived except with the written consent of the holder hereof; provided, however, that without the consent of the holder hereof, this Note may be amended or supplemented to cure any ambiguity, defect or inconsistency, in a manner that does not materially adversely affect the holder hereunder, to provide for the assumption of the Borrower's obligations to such holder by a successor to the Borrower in case of a merger or consolidation, or to make any change that would provide any additional rights or benefits to such holder.

         9. Defaults and Remedies. Each of the following constitutes an "EVENT OF DEFAULT": (a) default in payment when due of the principal, interest thereon, fees or other amounts, if any, on this Note; (b) failure by the Borrower or any of its affiliates or Subsidiaries for five days after notice from Enron to comply with any of their agreements in the Settlement Documents; (c) a material breach of any representation, warranty or certification made or deemed made in any Settlement Document; (d) the failure to pay the Cash Payment when due and payable in accordance with the terms of the Settlement Agreement; (e) the failure of any Settlement Document to be in full force and effect and valid, binding and enforceable (other than in accordance with its terms); (f) the failure of the Letter of Credit to be renewed or replaced (in form and substance acceptable to Enron) at least 10 Business Days prior to its expiry, or the failure of the Letter of Credit to be in full force and effect until the date 10 Business Days after the maturity date of this Note; (g) any Settlement Document is declared null and void, or the Borrower or any of its Subsidiaries deny any of their obligations under any Settlement Document; (h) any default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Borrower or any of its Subsidiaries (or the payments of which is guaranteed by the Borrower or any of its Subsidiaries) which in any instance or when aggregated with all other such defaults exceeds $3 million in the aggregate, whether such indebtedness or guarantee now exists, or is created after the date hereof, which default (1) is caused by a failure to pay indebtedness at its stated final maturity (after giving effect to any applicable grace period provided in such indebtedness) or (2) results in the acceleration of such indebtedness prior to its stated final maturity; (i) failure by the Borrower or any of its Subsidiaries to pay final judgments aggregating in excess of $3 million (net of any amounts with respect to which a reputable and creditworthy insurance company has acknowledged liability in writing), which judgments are not paid, discharged or stayed for a period of 30 days; (j) the failure of the EOTT Parties to consummate a plan of reorganization on terms and conditions and with provisions consistent with the Restructuring Agreement within 180 days after the EOTT Petition Date; (k) the filing of a plan of reorganization or liquidation for the EOTT Parties by any party that contains terms inconsistent with the terms of the Settlement Agreement; (l) the appointment of a chapter 11 or chapter 7 trustee in the EOTT Bankruptcy Cases;
(m) the filing for bankruptcy, insolvency or similar event in the United States or the United Kingdom with respect to the issuer of the Letter of Credit (provided that such event shall not constitute an Event of Default hereunder if the Borrower shall cause to be delivered to Enron within 10 Business Days after such event a replacement Letter of Credit issued by a bank acceptable to Enron, in its sole discretion); and (n) subsequent to the consummation of the EOTT Parties' plan of reorganization proposed in the EOTT Bankruptcy Cases, a court of competent jurisdiction enters an order or decree under any bankruptcy law that (1) is for relief against the Borrower or any of its Subsidiaries, (2) appoints a custodian of the Borrower or any of its Subsidiaries or for all or substantially all of the property of the Borrower or any of its Subsidiaries or
(3) orders the liquidation of the Borrower or any of its Subsidiaries and (4) the order or decree remains unstayed and in effect for 60 consecutive days (collectively, a "Bankruptcy Event").

         10. Acceleration. If any Event of Default occurs and is continuing, the principal outstanding (including the amounts capitalized pursuant to Section 1(b) above) and the interest accrued thereon as of the date thereof, together with any amounts due under Section 4 above, shall be due and payable immediately without further action or notice. The holder of this Note may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except for nonpayment of this Note that has become due solely because of its acceleration) have been cured or waived.

         11. Other Remedies. If an Event of Default occurs and is continuing, the holder of this Note may pursue any available remedy to collect the payment of this Note or to enforce the performance of any provision of this Note. A delay or omission by the holder of this Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         12. Settlement Agreement. As referenced in the Settlement Agreement, and subject to the certain limitations set forth therein, the obligations of the Borrower under this Note are secured by the Letter of Credit. The Letter of Credit referred to in the Settlement Agreement shall be terminated upon the terms and subject to the conditions set forth in the Settlement Agreement. THE RIGHTS AND PRIVILEGES OF THE LIEN REFERRED TO IN THE SETTLEMENT

         13. AGREEMENT SHALL BE TRANSFERRED TO THE HOLDER OF THIS NOTE OR THE HOLDER OF THE NOTE OF THE BORROWER ISSUED IN SATISFACTION OF THIS NOTE.

         14. Successors and Assigns. This Note, and each of the provisions contained herein, applies to, inures to the benefit of and binds all parties hereto, their successors and assigns, whether by voluntary action, operation of law or otherwise.

         15. FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF THIS NOTE, THE BORROWER HEREBY SPECIFICALLY AGREES AND CONSENTS THAT ANY CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO THIS NOTE, OR ANY ALLEGED BREACH HEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH THIS NOTE OR ANY RELATED DOCUMENTS, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREES AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THAT COURT. THE BORROWER FURTHER AGREES THAT THE PREVAILING PARTY OF ANY SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

         16. GOVERNING LAW. THE BORROWER AGREES THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THIS NOTE WILL BE GOVERNED BY NEW YORK LAW.



                                      EOTT ENERGY PARTNERS, L.P.

                                      By: EOTT Energy Corp., as general partner

                                          By:
                                              --------------------------------

                                    EXHIBIT E

                         FORM OF RESTRUCTURING AGREEMENT

                           [INCLUDED AS EXHIBIT 10.3]

                                    EXHIBIT F

                                     FORM OF
                                   ROFR WAIVER


                            __________________ , 2002




EOTT Energy Partners, L.P.
EOTT Energy Liquids, L.P.

2000 West Sam Houston Parkway South
Suite 400
Houston, Texas 77042

Ladies and Gentlemen:

         Reference is made to that certain Purchase and Sale Agreement, dated as of June 29, 2001 (the "Sale Agreement"), between Enron Corp. ("Enron") and EOTT Energy Partners, L.P. ("EOTT").

         Enron hereby waives its right of first refusal to the sale of Assets (as defined in the Sale Agreement) by EOTT or any of its affiliates under
Section 5.6 of the Sale Agreement and releases EOTT and its affiliates from the obligations set forth therein.

         This waiver and release is being made in accordance with Section 9.2 of the Sale Agreement and are effect as of the date of this letter.


                                                Very truly yours,

                                                ENRON CORP.

                                                By:
                                                    ----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                   EXHIBIT G-1

                       FORM OF EPSC TERMINATION AGREEMENT

                              TERMINATION AGREEMENT

         This Termination Agreement (this "AGREEMENT") is made and entered into this 8th day of October, 2002 by and between Enron Pipeline Services Company ("EPSC") and EOTT Energy Corp. ("EOTT"). EPSC and EOTT are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

         WHEREAS, EPSC and EOTT are parties to that certain Corporate Services Agreement, dated as of December 1, 2000, as amended (the "CORPORATE SERVICES AGREEMENT");

         WHEREAS, neither Party is currently obligated to perform under such agreement, nor does either Party currently have a claim against the other in connection with the Corporate Services Agreement; and

         WHEREAS, EPSC and EOTT desire to terminate the Corporate Services Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Parties agree as follows:

         38. Termination of Prior Agreement. Notwithstanding anything to the contrary at law or in equity or any provision, term or condition to the contrary contained in the Corporate Services Agreement or any agreements, certificates, instruments or other documents entered into or delivered in connection therewith, except for the Settlement Agreement, dated of even date herewith, by and among EOTT and certain of its affiliates and subsidiaries and EPSC and certain of its affiliates and subsidiaries (the "SETTLEMENT AGREEMENT"), effective as of the date hereof, the Corporate Services Agreement (and any and all agreements, certificates, instruments or other documents entered into in connection therewith) shall be fully and finally terminated (including, without limitation, all payments, financial commitments and other obligations thereunder, of any nature whatsoever). No further obligation shall arise under the Corporate Services Agreement with respect to either Party.

         39. Forum Selection; Choice of Law.

                  (a) FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF THIS AGREEMENT, THE PARTIES HEREBY SPECIFICALLY AGREE AND CONSENT THAT ANY SUCH CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY ALLEGED BREACH THEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH THIS AGREEMENT, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THAT COURT. THE PARTIES FURTHER AGREE THAT THE PREVAILING PARTY OF ANY

SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

                  (b) GOVERNING LAW. THE PARTIES AGREE THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THIS AGREEMENT WILL BE GOVERNED BY NEW YORK LAW.

         40. Miscellaneous.

                  (a) Counterparts. The Parties agree that this Agreement and any other document required or contemplated to be executed in order to consummate this Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement. All counterparts of any such document together shall constitute one and the same instrument.

                  (b) Entire Agreement. Except as set forth in the Settlement Agreement, this Agreement sets forth the entire agreement between the Parties and supersedes any and all prior agreements or understanding between the Parties pertaining to the subject matter hereof.

                  (c) Amendments. This Agreement may not be amended, altered, modified or waived, in whole or in part, except in a writing executed by all the Parties to this Agreement.

                  (d) Captions. Captions and titles appearing at the beginning of any of sections or subdivisions hereof are for convenience only and will not constitute part of such section or subdivisions and will be disregarded in construing the language contained in such section or subdivision.

                  (e) Severability. If any provision or portion of this Agreement becomes invalid or unenforceable for any reason, there will be deemed to be made such minor changes in such provision or portion as are necessary to make it valid and enforceable. The invalidity or unenforceability of any provision or portion hereof will not affect the validity or enforceability of the other provisions or portions hereof.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement effective as of the date first above set forth.


                                   ENRON PIPELINE SERVICES COMPANY


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   EOTT ENERGY CORP.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   EXHIBIT G-2

                       FORM OF EGPFC TERMINATION AGREEMENT

                              TERMINATION AGREEMENT

         This Termination Agreement (this "AGREEMENT") is made and entered into this 8th day of October, 2002 by and between EGP Fuels Company ("EGP") and EOTT Energy Corp. ("EOTT"). EGP and EOTT are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

         WHEREAS, EGP and EOTT are parties to that certain Transition Services Agreement, dated as of June 29, 2001 (the "TRANSITION SERVICES AGREEMENT");

         WHEREAS, neither Party is currently obligated to perform under such agreement, nor does either Party currently have a claim against the other in connection with the Transition Services Agreement; and

         WHEREAS, EGP and EOTT desire to terminate the Transition Services Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Parties agree as follows:

         41. Termination of Prior Agreement. Notwithstanding anything to the contrary at law or in equity or any provision, term or condition to the contrary contained in the Transition Services Agreement or any agreements, certificates, instruments or other documents entered into or delivered in connection therewith, except for the Settlement Agreement, dated of even date herewith, by and among EOTT and certain of its affiliates and subsidiaries and EGP and certain of its affiliates and subsidiaries (the "SETTLEMENT AGREEMENT"), effective as of the date hereof, the Transition Services Agreement (and any and all agreements, certificates, instruments or other documents entered into in connection therewith) shall be fully and finally terminated (including, without limitation, all payments, financial commitments and other obligations thereunder, of any nature whatsoever). No further obligation shall arise under the Transition Services Agreement with respect to either Party.

         42. Forum Selection; Choice of Law.

                  (a) FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF THIS AGREEMENT, THE PARTIES HEREBY SPECIFICALLY AGREE AND CONSENT THAT ANY SUCH CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY ALLEGED BREACH THEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH THIS AGREEMENT, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THAT COURT. THE PARTIES FURTHER AGREE THAT THE PREVAILING PARTY OF ANY

SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

                  (b) GOVERNING LAW. THE PARTIES AGREE THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THIS AGREEMENT WILL BE GOVERNED BY NEW YORK LAW.

         43. Miscellaneous.

                  (a) Counterparts. The Parties agree that this Agreement and any other document required or contemplated to be executed in order to consummate this Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement. All counterparts of any such document together shall constitute one and the same instrument.

                  (b) Entire Agreement. Except as set forth in the Settlement Agreement, this Agreement sets forth the entire agreement between the Parties and supersedes any and all prior agreements or understanding between the Parties pertaining to the subject matter hereof.

                  (c) Amendments. This Agreement may not be amended, altered, modified or waived, in whole or in part, except in a writing executed by all the Parties to this Agreement.

                  (d) Captions. Captions and titles appearing at the beginning of any of sections or subdivisions hereof are for convenience only and will not constitute part of such section or subdivisions and will be disregarded in construing the language contained in such section or subdivision.

                  (e) Severability. If any provision or portion of this Agreement becomes invalid or unenforceable for any reason, there will be deemed to be made such minor changes in such provision or portion as are necessary to make it valid and enforceable. The invalidity or unenforceability of any provision or portion hereof will not affect the validity or enforceability of the other provisions or portions hereof.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement effective as of the date first above set forth.


                                          EGP FUELS COMPANY


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          EOTT ENERGY CORP.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

                                   EXHIBIT G-3

                       FORM OF ENRON TERMINATION AGREEMENT

                              TERMINATION AGREEMENT

         This Termination Agreement (this "AGREEMENT") is made and entered into this 8th day of October, 2002 by and among Enron Corp. ("ENRON"), EOTT Energy Corp., as general partner of EOTT Energy Partners, L.P., and EOTT Energy General Partner, LLC, as the general partner of EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Canada Limited Partnership (collectively the "EOTT PARTIES"). The EOTT Parties and Enron are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

         WHEREAS, Enron and the EOTT Parties are parties to that certain Corporate Services Agreement, dated as of dated as of March 24, 1994, as amended (the "CORPORATE SERVICES AGREEMENT"); and

         WHEREAS, the Parties mutually desire to terminate the Corporate Services Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, conditions and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the Parties agree as follows:

         44. Termination of Prior Agreement. Notwithstanding anything to the contrary at law or in equity or any provision, term or condition to the contrary contained in the Corporate Services Agreement or any agreements, certificates, instruments or other documents entered into or delivered in connection therewith, except for the Settlement Agreement, dated of even date herewith, by and among the EOTT Parties and certain of their affiliates and subsidiaries and Enron and certain of its affiliates and subsidiaries (the "SETTLEMENT AGREEMENT"), effective as of the date hereof, the Corporate Services Agreement (and any and all agreements, certificates, instruments or other documents entered into in connection therewith) shall be fully and finally terminated (including, without limitation, all payments, financial commitments and other obligations thereunder, of any nature whatsoever). No further obligation shall arise under the Corporate Services Agreement with respect to either Party.

         45. Forum Selection; Choice of Law.

                  (a) FORUM SELECTION CLAUSE. SHOULD ANY DISPUTE ARISE CONCERNING THE CONSTRUCTION AND/OR ENFORCEMENT OF THIS AGREEMENT, THE PARTIES HEREBY SPECIFICALLY AGREE AND CONSENT THAT ANY SUCH CONTROVERSY, CLAIM, OR DISPUTE ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY ALLEGED BREACH THEREOF, INCLUDING (WITHOUT LIMITATION) ANY DISPUTE REGARDING THE EXECUTION, BREACH OR COMPLIANCE WITH THIS AGREEMENT, OR CLAIMS FOR EQUITABLE OR INJUNCTIVE RELIEF, SHALL BE RESOLVED EXCLUSIVELY BY THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY AGREE AND CONSENT TO THE EXCLUSIVE JURISDICTION OF THAT COURT. THE PARTIES FURTHER AGREE THAT THE PREVAILING PARTY OF ANY

SUCH ACTION SHALL BE ENTITLED TO RECOVER ITS REASONABLE ATTORNEY'S FEES INCURRED IN PROSECUTING OR DEFENDING THAT DISPUTE.

                  (b) GOVERNING LAW. THE PARTIES AGREE THAT, NOTWITHSTANDING ANY CONFLICTS OF LAWS PRINCIPLES, ANY DISPUTE CONCERNING THIS AGREEMENT WILL BE GOVERNED BY NEW YORK LAW.

         46. Miscellaneous.

                  (a) Counterparts. The Parties agree that this Agreement and any other document required or contemplated to be executed in order to consummate this Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement. All counterparts of any such document together shall constitute one and the same instrument.

                  (b) Entire Agreement. Except as set forth in the Settlement Agreement, this Agreement sets forth the entire agreement between the Parties and supersedes any and all prior agreements or understanding between the Parties pertaining to the subject matter hereof.

                  (c) Amendments. This Agreement may not be amended, altered, modified or waived, in whole or in part, except in a writing executed by all the Parties to this Agreement.

                  (d) Captions. Captions and titles appearing at the beginning of any of sections or subdivisions hereof are for convenience only and will not constitute part of such section or subdivisions and will be disregarded in construing the language contained in such section or subdivision.

                  (e) Severability. If any provision or portion of this Agreement becomes invalid or unenforceable for any reason, there will be deemed to be made such minor changes in such provision or portion as are necessary to make it valid and enforceable. The invalidity or unenforceability of any provision or portion hereof will not affect the validity or enforceability of the other provisions or portions hereof.

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement effective as of the date first above set forth.


                                   Enron CORP.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   EOTT ENERGY CORP., as general partner of EOTT Energy Partners, L.P.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:


                                   EOTT ENERGY GENERAL PARTNER, LLC, as general partner of EOTT Energy Operating Limited Partnership, EOTT Energy Pipeline Limited Partnership and EOTT Energy Canada Limited Partnership


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title: